UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

INFORMATION REQUIRED IN PROXY STATEMENT

__________________________________________

SCHEDULE 14A

__________________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ALTERNUS CLEAN ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

N/A

_______________________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

ALTERNUS CLEAN ENERGY, INC.

360 Kingsley Park Drive, Suite 250

Fort Mill, South Carolina 29715

https://alternusce.com/

September 6, 2024

Dear Fellow Stockholders:

On behalf of your Board of Directors, we cordially invite you to attend the 2024 Annual Meeting of Stockholders of Alternus Clean Energy, Inc. (the “Annual Meeting”). The Annual Meeting will be held on September 26, 2024, at 11:00 am Eastern Time, in a virtual meeting format only and conducted via live audio webcast to enable our stockholders to participate from locations around the world. Stockholders will NOT be able to attend the Annual Meeting in person. The Annual Meeting will be accessible only over the internet. Please see “Attending the Virtual Annual Meeting” in the proxy statement (“Proxy Statement”) accompanying this letter for information on how to register, obtain the proxy materials, attend, submit questions and vote at the Annual Meeting.

We are making available to you the accompanying Notice of Annual Meeting of Stockholders (“Notice”), Proxy Statement and form of proxy card or voting instruction form on or about September 11, 2024. We are pleased to furnish proxy materials to stockholders primarily over the internet. We believe that this process expedites stockholders’ receipt of proxy materials, lowers the costs of our Annual Meeting and conserves natural resources. On or about September 11, 2024, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) that includes instructions on how to access our Proxy Statement and 2023 Annual Report and how to vote online. The Internet Availability Notice also includes instructions on how you can receive a paper copy of your Annual Meeting materials, including the Notice, Proxy Statement and proxy card or voting instruction form. If you elected to receive your Annual Meeting materials by mail, the Notice, Proxy Statement and proxy card or voting instruction form were enclosed. If you elected to receive your Annual Meeting materials via e-mail, the e-mail contains voting instructions and links to the 2023 Annual Report and the Proxy Statement, both of which are available on our website at https://alternusce.com. Additional details regarding admission to, and the business to be conducted at, the Annual Meeting are described in the accompanying Notice and Proxy Statement.

Only stockholders of record at the close of business on August 23, 2024 are entitled to notice of, and to vote at, the Annual Meeting.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we hope that you will vote as soon as possible. You may vote over the internet, by telephone or by mailing in a proxy card. Please review the instructions on the proxy card or voting instruction form regarding each of these voting options. Voting will ensure your representation at the Annual Meeting regardless of whether you attend the Annual Meeting.

Thank you for your on-going support of Alternus Clean Energy, Inc.

Sincerely,

Vincent Browne

Chief Executive Officer

ALTERNUS CLEAN ENERGY, INC.

360 Kingsley Park Drive, Suite 250

Fort Mill, South Carolina 29715

https://alternusce.com/

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Virtually at 11:00 am (Eastern Time) on September 26 , 2024

Notice is hereby given that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Alternus Clean Energy, Inc., a Delaware corporation (“Company,” “we,” “us” and “our”), will be held on September 26, 2024 at 11:00 am (Eastern Time) via a live webcast on the Internet. You will be able to virtually attend the Annual Meeting online, vote and submit questions during the Annual Meeting by visiting https://web.lumiconnect.com/284686573 during the meeting. We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

(1)     to elect John McQuillan as a Class I director to serve until the 2027 Annual Meeting of Stockholders and until their respective successor is duly elected and qualified;

(2)      to consider and vote on a proposal to approve, for purposes of complying with Listing Rule 5635(d) of The Nasdaq Stock Market LLC (“Nasdaq”), the issuance of a number of shares of our common stock related to the conversion of, and payment of interest shares and redemption shares pursuant to, a convertible note (the “Note”), and the exercise of a warrant (the “Warrant”), at a price that is less than $0.351 which exceeds 19.99% of the outstanding shares of our common stock as of April 18, 2024;

(3)     to approve an amendment to our Third Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to increase the total number of authorized shares of common stock from 150,000,000 to 300,000,000, in substantially the form attached to the Proxy Statement as Appendix A (the “Share Increase Proposal”);

(4)     to approve an amendment to our Certificate of Incorporation to remove restrictions on the ability of our stockholders to take action by written consent, in substantially the form attached to the Proxy Statement as Appendix A (the “Shareholder Restriction Removal”);

(5)     to approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio ranging from 1-for-10 and 1-for-50, as determined by our Board of Directors in its sole discretion, in substantially the form attached to the Proxy Statement as Appendix B (the “Reverse Share Split”);

(6)     to approve an amendment to our 2023 Equity Incentive Plan (the “Plan”) to increase the total number of authorized shares of common stock under the Plan from 8,000,000 to 28,000,000, in substantially the form attached to the Proxy Statement as Appendix C,

(7)     To approve an amendment to our Certificate of Incorporation, in substantially the form attached to the Proxy Statement as Appendix A, to limit the liability of certain officers as permitted by Delaware Law (the “Officer Exculpation Amendment Proposal”);

(8)     to ratify the selection by our Board of Directors of Forvis Mazars, LLP as our independent auditor for the fiscal year ending December 31, 2024; and

(9)     to transact such other business as may properly come before the meeting.

These items of business are more fully described in the proxy statement (“Proxy Statement”) accompanying this Notice of Annual Meeting of Stockholders (the “Notice”). We are not aware of any other business to come before the Annual Meeting.

After careful consideration, the Board has determined that each proposal listed above is in the best interests of the Company and its stockholders and has approved each proposal. The Board recommends a vote “FOR” the Election of the director nominee (Proposal 1), “FOR” the approval of the issuance of a number of shares of common stock related to the conversion of, and payment of interest shares and redemption shares pursuant to, the Note, and the exercise of the Warrant, at a price that is less than $0.351 which exceeds 19.99% of the outstanding shares of our common stock as of April 18, 2024, for purposes of complying with Listing Rule 5635(d) of Nasdaq (Proposal 2), “FOR” the approval of an amendment to our Certificate of Incorporation to increase the total number of authorized shares of common stock from 150,000,000 to 300,000,000 (Proposal 3), “FOR” the approval of an amendment to our Certificate of Incorporation to remove restrictions on the ability of our stockholders to take action by written consent (Proposal 4), “FOR” the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio ranging from 1-for-10 and 1-for-100, as determined by our Board of Directors in its sole discretion (Proposal 5), “FOR” the approval of an amendment to our 2023 Equity Incentive Plan (the “Plan”) to increase the total number of authorized shares of common stock under the Plan from 8,000,000 to 28,000,000 (Proposal 6), “FOR” the approval of an amendment to our Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware Law (Proposal 7), and “FOR” the ratification of our independent auditor (Proposal 8).

All stockholders are invited to attend the Annual Meeting virtually and no stockholder will be able to attend the Annual Meeting in person. The Annual Meeting will be accessible via the internet in accordance with the instructions contained in the Proxy Statement. Please see “Questions and Answers About the Meeting and Voting — How Do I Vote At The Annual Meeting?” in the Proxy Statement accompanying this Notice for information on how to attend, submit questions and vote at the Annual Meeting.

WHO CAN VOTE?

You can vote at the Annual Meeting if you were a stockholder of record as of the close of business on August 23, 2024 (the “Record Date”). Only stockholders of record on the Record Date are entitled to receive this Notice and to vote at the Annual Meeting or at any postponement(s) or, continuations(s) or adjournment(s) of the Annual Meeting.

ANNUAL REPORT

A copy of our 2023 Annual Report to Stockholders (the “2023 Annual Report”) including our Form 10-K, accompanies the Proxy Statement.

REVIEW THE PROXY MATERIALS AND ANNUAL REPORT ON OUR WEBSITE

You may also read the 2023 Annual Report, this Notice and Proxy Statement on our website at https://ir.alternusce.com/sec-filings/.

AVAILABLE DATE

This Notice, the Proxy Statement and the form of proxy are first being made available to stockholders on or about September 11, 2024 at 9:00 am (Eastern Time).

YOUR VOTE IS IMPORTANT. YOU MAY VOTE OVER THE INTERNET, BY TELEPHONE OR BY MAILING BACK A PROXY CARD. PLEASE REVIEW THE INSTRUCTIONS IN THE PROXY STATEMENT OR ON THE PROXY CARD OR VOTING INSTRUCTION FORM REGARDING EACH OF THESE VOTING OPTIONS.

We hope you are able to attend the Annual Meeting virtually via the internet. Whether or not you attend, it is important that your stock be represented and voted at the meeting. I urge you to please complete, date and return the proxy card in the enclosed envelope, vote your shares electronically or vote by telephone using the information provided in the attached Proxy Statement prior to the Annual Meeting date. The vote of each stockholder is very important. You may revoke your written proxy at any time before it is voted at the Annual Meeting by giving written notice to the Company’s Chief Financial Officer, by submitting a properly executed paper proxy bearing a later date or by attending the Annual Meeting virtually and voting online during the meeting. Stockholders may also revoke their proxies by entering a new vote over the internet or by telephone.

By Order of the Board of Directors,

Vincent Browne

Chairman and Chief Executive Officer

Fort Mill, South Carolina

September 6, 2024

Page
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING	2
PROPOSAL 1: ELECTION OF DIRECTOR	8
DIRECTORS AND EXECUTIVE OFFICERS	9
CORPORATE GOVERNANCE	14
BOARD DIVERSITY MATRIX	18
EXECUTIVE COMPENSATION	19
DIRECTOR COMPENSATION	21
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	22
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	23
DELINQUENT SECTION 16(A) REPORTS	25
AUDIT COMMITTEE REPORT	26
PROPOSAL 2: APPROVAL OF THE ISSUANCE OF A NUMBER OF SHARES OF OUR COMMON STOCK RELATED TO THE CONVERSION OF, AND PAYMENT OF INTEREST SHARES AND REDEMPTION SHARES PURSUANT TO, A CONVERTIBLE NOTE, AND THE EXERCISE OF A WARRANT, AT A PRICE THAT IS LESS THAN $0.351 WHICH EXCEEDS 19.99% OF THE OUTSTANDING SHARES OF OUR COMMON STOCK AS OF APRIL 18, 2024, FOR PURPOSES OF COMPLYING WITH LISTING RULE 5635(D) OF NASDAQ	28
PROPOSAL 3: APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 to 300,000,000	31
PROPOSAL 4: APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO REMOVE RESTRICTIONS ON THE ABILITY OF OUR STOCKHOLDERS TO TAKE ACTION BY WRITTEN CONSENT	33
PROPOSAL 5: APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A RATIO RANGING FROM 1-FOR-10 AND 1-FOR-50, AS DETERMINED BY OUR BOARD OF DIRECTORS IN ITS SOLE DISCRETION	34
PROPOSAL 6: APPROVAL OF AN AMENDMENT TO OUR 2023 EQUITY INCENTIVE PLAN (THE “PLAN”) TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK UNDER THE PLAN FROM 8,000,000 TO 28,000,000	40
PROPOSAL 7: APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS AS PERMITTED BY DELAWARE LAW.	45
PROPOSAL 8: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	47
ADDITIONAL INFORMATION	48

i

ALTERNUS CLEAN ENERGY, INC.

360 Kingsley Park Drive, Suite 250

Fort Mill, South Carolina 29715

PROXY STATEMENT

For Annual Meeting of Stockholders to Be Held on September 26, 2024

The Board of Directors (the “Board”) of Alternus Clean Energy, Inc., a Delaware corporation (“Alternus,” “Company,” “we,” “us” or “our”), solicits the enclosed proxy for use at the 2024 Annual Meeting of Stockholders of the Company (“Annual Meeting”) to be held on September 26, 2024, only via live webcast accessible by following the instructions set forth here at “Questions and Answers About the Meeting And Voting — How Do I Vote at the Annual Meeting?” This proxy statement (“Proxy Statement”) and the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and form of proxy are first being made available to stockholders on or about September 11, 2024.

We are furnishing proxy materials to our stockholders primarily via the internet. On or about September 11, 2024, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) containing instructions on how to access our proxy materials, including our Proxy Statement and our 2023 Annual Report to Stockholders (the “2023 Annual Report”). The Internet Availability Notice also provides information on how to access your voting instructions to be able to vote through the internet or by telephone. Other stockholders, in accordance with their prior requests, have received e-mail notification of how to access our proxy materials and vote via the internet, or have been mailed paper copies of our proxy materials and a proxy card or voting instruction form. Internet distribution of our proxy materials helps to expedite receipt by our stockholders, lowers the cost of the Annual Meeting and conserves natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Internet Availability Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

The executive offices of the Company are located at, and the mailing address of the Company is 360 Kingsley Park Drive, Suite 250, Fort Mill, South Carolina 29715.

This Proxy Statement contains information about the matters to be voted on at the Annual Meeting and the voting process, as well as information about our directors and executive officers.

Under Securities and Exchange Commission (“SEC”) rules that allow companies to furnish proxy materials to stockholders over the Internet, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about September 11, 2024, we will begin sending to our stockholders the Internet Availability Notice containing instructions on how to access our Proxy Statement for our Annual Meeting and our 2023 Annual Report. The Internet Availability Notice also provides instructions on how to vote online or by telephone, how to access the virtual Annual Meeting and how to receive a paper copy of the proxy materials by mail. The Notice and Proxy Statement are also available at https://ir.alternusce.com/sec-filings/.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q:     What is a proxy?

A:     A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Vincent Browne, the Chairman, Chief Executive Officer, and interim Chief Financial Officer of the Company, as your proxy. The proxy agent will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please vote by proxy so that your shares may be voted.

Q:     What is a proxy statement?

A:     A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

Q:     What is the purpose of the Annual Meeting?

A:     At our Annual Meeting, stockholders will vote on: (i) the election of John McQuillan as a Class I director; (ii) the approval of the issuance of a number of shares of our common stock related to the conversion of, and payment of interest shares and redemption shares pursuant to, a convertible note (the “Note”), and the exercise of a warrant (the “Warrant”), at a price that is less than $0.351 which exceeds 19.99% of the outstanding shares of our common stock as of April 18, 2024; (iii) the approval of an amendment to our Third Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to increase the total number of authorized shares of common stock from 150,000,000 to 300,000,000; (iv) the approval of an amendment to our Certificate of Incorporation to remove restrictions on the ability of our stockholders to take action by written consent; (v) the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio ranging from 1-for-10 and 1-for-50, as determined by our Board in its sole discretion; (vi) the approval of an amendment to our 2023 Equity Incentive Plan (the “Plan”) to increase the total number of authorized shares of common stock under the Plan from 8,000,000 to 28,000,000; (vii) the approval of an amendment to our Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware Law; (viii) the ratification of the selection by our Board of Forvis Mazars, LLP as our independent auditor for the fiscal year ending December 31, 2024; and (ix) such other matters as may come before the meeting. We are not currently aware of any such matters. In addition, following the meeting our management will report on the Company’s performance over the last fiscal year and respond to questions from stockholders.

Q:     Why am I receiving these materials?

A:     The Board has made these materials available to you over the internet at September 11, 2024, or has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at the Annual Meeting. The Annual Meeting is scheduled to be held on September 26, 2024, at 11:00 am Eastern Time, via live webcast. This solicitation by the Board is for proxies for use at the Annual Meeting.

Q:     Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

A:     As permitted by SEC rules, we are making this Proxy Statement and our Annual Report available to our stockholders electronically via the internet. On or about September 11, 2024, we mailed to our stockholders the Internet Availability Notice containing instructions on how to access this proxy statement and our Annual Report and vote online. If you received the Internet Availability Notice by mail you will not receive a printed copy of the proxy materials in the mail unless you request a copy. The Internet Availability Notice instructs you on how to access and review all of the important information contained in the Proxy Statement and Annual Report. The Internet Availability Notice also instructs you on how you may submit your proxy over the internet or by telephone. If you received the Internet Availability Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Availability Notice. We encourage you to take advantage of the availability of the proxy materials on the internet in order to help lower the costs of delivery and reduce the Company’s environmental impact.

Q:     How do I obtain the materials for the Annual Meeting?

A:     You should have received the Internet Availability Notice in the mail of how to obtain materials for the Annual Meeting. Please follow the instructions on the Internet Availability Notice to obtain the materials either via the internet, by telephone or by e-mail.

You may also view the following proxy materials on the Company’s website at https://ir.alternusce.com/sec-filings/:

•        the Company’s 2023 Annual Report; and

•        the Company’s 2024 Proxy Statement.

You may not vote on the Company’s website.

The Company urges you to request your materials before September 18, 2024 so that you will receive them in a timely manner in order to vote at the Annual Meeting.

Q:     Who may attend the Annual Meeting?

A:     The Annual Meeting is open to all stockholders of record as of close of business on August 23, 2024 (the “Record Date”), or their duly appointed proxies.

Q:     What will I need in order to attend the Annual Meeting Online?

A:     You may attend the Annual Meeting via the internet, vote your shares and, after the meeting adjourns, submit a question on the day of the Annual Meeting, if you have logged in to attend the Annual Meeting by clicking on the link provided and the password you received on your proxy cardand follow the instructions to vote your shares. Please have your Virtual Control Number with you during the Annual Meeting in order to vote. Further instructions on how to vote are set forth below in the question “How do I vote at the Annual Meeting?” If you do not comply with the procedures outlined in this Proxy Statement, you will not be admitted to the virtual Annual Meeting. Online access will begin at 10:30 am Eastern Time on September 26, 2024, and we encourage you to access the meeting prior to the start time. The meeting webcast will begin promptly at 11:00 am Eastern Time on September 26, 2024.

Q:     May stockholders ask questions?

A:     Yes. Representatives of the Company will answer stockholders’ questions of general interest after the adjournment of the Annual Meeting. Depending upon the number of persons asking questions, the Chairman of the meeting may limit the number of questions one person may ask in order to give a greater number of stockholders an opportunity to ask questions. If you choose to attend the online meeting, you may submit a question during the Annual Meeting webcast by using your Virtual Control Number. Questions will be answered as time allows.

Q:     Who may vote?

A:     You may vote if you owned Alternus common stock as of the close of business on August 23, 2024. Each share of Alternus common stock is entitled to one vote. As of the Record Date, the Company had 87,033,225 shares of common stock outstanding.

Q:     What am I voting on?

A:     You will be voting on the following items of business at the Annual Meeting:

•        the election of John McQuillan as a Class I director to serve until the 2027 Annual Meeting of Stockholders and until their respective successor is duly elected and qualified;

•        the approval of the issuance of a number of shares of our common stock related to the conversion of, and payment of interest shares and redemption shares pursuant to, the Note, and the exercise of the Warrant, at a price that is less than $0.351 which exceeds 19.99% of the outstanding shares of our common stock as of April 18, 2024, for purposes of complying with Listing Rule 5635(d) of The Nasdaq Stock Market LLC (“Nasdaq”);

•        the approval of an amendment to our Certificate of Incorporation to increase the total number of authorized shares of common stock from 150,000,000 to 300,000,000;

•        the approval of an amendment to our Certificate of Incorporation to remove restrictions on the ability of our stockholders to take action by written consent;

•        the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio ranging from 1-for-10 and 1-for-50, as determined by our Board in its sole discretion;

•        the approval of an amendment to our 2023 Equity Incentive Plan (the “Plan”) to increase the total number of authorized shares of common stock under the Plan from 8,000,000 to 28,000,000;

•        the approval of an amendment to our Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware Law;

•        the ratification of the selection by our Board of Forvis Mazars, LLP as our independent auditor for the fiscal year ending December 31, 2024; and

•        any other business that properly comes before the meeting.

Q:     How does the Board recommend that I vote?

A:     Our Board recommends that you vote your shares:

•        “FOR” the nominee named in this Proxy Statement for election to the Board;

•        “FOR” the approval of the issuance of a number of shares of our common stock related to the conversion of, and payment of interest shares and redemption shares pursuant to, the Note, and the exercise of the Warrant, at a price that is less than $0.351 which exceeds 19.99% of the outstanding shares of our common stock as of April 18, 2024, for purposes of complying with Listing Rule 5635(d) of Nasdaq;

•        “FOR” the approval of an amendment to our Certificate of Incorporation to increase the total number of authorized shares of common stock from 150,000,000 to 300,000,000;

•        “FOR” the approval of an amendment to our Certificate of Incorporation to remove restrictions on the ability of our stockholders to take action by written consent;

•        “FOR” the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio ranging from 1-for-10 and 1-for-50, as determined by our Board in its sole discretion;

•        “FOR” the approval of an amendment to our 2023 Equity Incentive Plan (the “Plan”) to increase the total number of authorized shares of common stock under the Plan from 8,000,000 to 28,000,000;

•        “FOR” the approval of an amendment to our Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware Law;

•        “FOR” the ratification of the selection by our Board of Forvis Mazars, LLP as our independent auditor for the fiscal year ending December 31, 2024; and

•        to provide authority for the persons named as proxies to vote on other matters that may come before the Annual Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting. Such proxies will vote on any other matter in their sole discretion.

Q:     How do I vote at the Annual Meeting?

A:     If you received a paper proxy card, you may vote by mail by returning the proxy card to the address on the enclosed envelope.

If you are a stockholder of record, you must:

•        On the day of the Annual Meeting, you enter the Annual Meeting by logging in using the password you received via email in your registration confirmation (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials.

•        If you wish to vote your shares electronically at the Annual Meeting, you will need to visit https://web.lumiconnect.com/284686573 during the Annual Meeting while the polls are open (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials).

If your shares are held in a “street name,” you must:

•        Obtain a legal proxy from your broker, bank or other nominee.

You must enter your name, phone number and email address and provide a copy of the legal proxy, your Virtual Control Number, as well as the password to attend the Annual Meeting.

Please note, if you do not provide a copy of the legal proxy, you may still attend the Annual Meeting as a guest (non-stockholder) but you will not have the option to participate in or vote your shares electronically at the Annual Meeting.

•        On the day of the Annual Meeting, you may enter the Annual Meeting by logging in using the information on your proxy card (you will need the Virtual Control Number included on your proxy card that was included with the proxy materials).

•        If you wish to vote your shares electronically at the Annual Meeting, you will need to visit https://web.lumiconnect.com/284686573 during the Annual Meeting while the polls are open (you will need the Virtual Control Number included on your proxy card that was included with the Proxy Materials).

If you encounter technical difficulties:

We will have technicians ready to assist you with any technical difficulties you may have in accessing the Annual Meeting live webcast. Please be sure to check in by 10:30 am, Eastern time, on September 26, 2024, the day of the Annual Meeting, so that we may address any technical difficulties before the Annual Meeting live webcast begins. If you encounter any difficulties accessing the Annual Meeting live webcast during the check-in or meeting time, please visit the following webpage: FAQ — Lumi (lumiglobal.com).

The Company urges you to vote before September 18, 2024 to ensure that your vote is timely received and counted.

Q:     Can I change my mind after I vote?

A:     You may change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•        signing another proxy card with a later date and returning it to us prior to the Annual Meeting; or

•        voting again by telephone or through the Internet during the virtual Annual Meeting.

Your attendance at the Annual Meeting will not have the effect of revoking a proxy unless you take any of the actions noted above.

Q:     Who will count the votes?

A:     Yogita Ramnarayan, an independent inspector who is not affiliated with the Company or any director, director nominee or officer of the Company, will count the votes and will serve as the inspector of election.

Q:     What if I return my proxy card but do not provide voting instructions?

A:     If you vote by proxy card, your shares will be voted as you instruct by the individuals named as proxies on the proxy card. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the recommendations of the Board. These recommendations are:

•        “FOR” the election of John McQuillan as a Class I director to serve until the 2027 Annual Meeting of Stockholders and until their respective successor is duly elected and qualified (Proposal 1);

•        “FOR” the approval of the issuance of a number of shares of our common stock related to the conversion of, and payment of interest shares and redemption shares pursuant to, the Note, and the exercise of the Warrant, at a price that is less than $0.351 which exceeds 19.99% of the outstanding shares of our common stock as of April 18, 2024, for purposes of complying with Listing Rule 5635(d) of Nasdaq (Proposal 2);

•        “FOR” the approval of an amendment to our Certificate of Incorporation to increase the total number of authorized shares of common stock from 150,000,000 to 300,000,000 (Proposal 3);

•        “FOR” the approval of an amendment to our Certificate of Incorporation to remove restrictions on the ability of our stockholders to take action by written consent (Proposal 4);

•        “FOR” the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio ranging from 1-for-10 and 1-for-50, as determined by our Board in its sole discretion (Proposal 5);

•        “FOR” the approval of an amendment to our 2023 Equity Incentive Plan (the “Plan”) to increase the total number of authorized shares of common stock under the Plan from 8,000,000 to 28,000,000 (Proposal 6);

•        “FOR” the approval of an amendment to our Certificate of Incorporation to limit the liability of certain officers as permitted by Delaware Law (Proposal 7);

•        FOR the ratification of the selection by our Board of Forvis Mazars, LLP as our independent auditor for the fiscal year ending December 31, 2024 (Proposal 8); and

•        to provide authority for the persons named as proxies to vote on other matters that may come before the Annual Meeting in their discretion. The Board has made no recommendation as to how the proxies will vote with respect to other matters that may come before the meeting.

Q:     What does it mean if I receive more than one proxy card?

A:     It means that you have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Equiniti Trust Company, LLC (formerly known as American Stock Transfer & Trust Company) which may be reached at (833) 656-0637.

Q:     Will my shares be voted if I do not provide my proxy?

A:     Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the rules of Nasdaq to vote shares for which their customers do not provide voting instructions on certain “routine” matters. The proposal to ratify the selection of Forvis Mazars, LLP as our independent auditor for fiscal year 2024 is considered a routine matter for which brokerage firms may vote shares for which they have not received voting instructions. The other proposals to be voted on at our Annual Meeting are not considered “routine” under applicable rules. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.” Abstentions and broker non-votes will have no effect on the outcome of the vote on these proposals.

Q:     How many votes must be present to hold the Annual Meeting?

A:     Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting online or if you properly return a proxy by internet, telephone or mail. In order for us to conduct our Annual Meeting, a majority of the outstanding shares of stock, as of the Record Date, entitled to vote must be present or represented by proxy at the Annual Meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the Annual Meeting.

Q:     How many votes are needed to elect directors?

A:     You may vote “FOR” each nominee or “WITHHOLD AUTHORITY” to vote for each nominee. Unless you mark “WITHHOLD AUTHORITY” with respect to a particular nominee or nominees, your proxy will be voted “FOR” each of the director nominees named in this proxy statement. In an uncontested election, a nominee will be elected as a director if the number of “FOR” votes exceeds the number of votes withholding authority. In a contested election, a nominee will be elected director if he receives more votes than another nominee. Thus, the director with the most votes “FOR” will be elected as a Class I director. Broker non-votes and withheld votes will not affect the outcome of the vote on directors.

Q:     How many votes are needed to approve the other proposal?

A:     The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote for this proposal is required to (i) approve the issuance of a number of shares of our common stock related to the conversion of, and payment of interest shares and redemption shares pursuant to, the Note, and the exercise of the Warrant, at a price that is less than $0.351 which exceeds 19.99% of the outstanding shares of our common stock as of April 18, 2024, and (ii) ratify the appointment of our independent registered public accounting firm. The affirmative vote of a majority of the voting power of the shares outstanding is required to (i) approve an amendment to our Certificate of Incorporation to increase the total number of authorized shares of common stock from 150,000,000 to 300,000,000, (ii) approve an amendment to our Certificate of Incorporation to remove restrictions on the ability of our stockholders to take action by written consent, (iii) approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio ranging from 1-for-10 and 1-for-50, as determined by our Board in its sole discretion, and (iv) approve an amendment to our 2023 Equity Incentive Plan (the “Plan”) to increase the total number of authorized shares of common stock under the Plan from 8,000,000 to 28,000,000. Abstentions will be treated as votes against these proposals. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name only on the proposal to ratify the appointment of our independent registered public accounting firm. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of Forvis Mazars, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, the audit committee of our Board will reconsider its appointment.

Q:     Is voting confidential?

A:     We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, representatives of Equiniti Trust Company, LLC, examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or that you otherwise provide.

Q:     When will the Company announce the voting results?

A:     The Company may announce preliminary voting results after the adjournment of the Annual Meeting and will announce the final voting results of the Annual Meeting on a Current Report on Form 8-K filed with the SEC within four business days after the Annual Meeting.

Q:     Do any directors or officers of the Company have a personal interest in the matter to be acted upon at the Annual Meeting?

A:     Except for the director who is nominated for election at the Annual Meeting, no officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in Proposal 2, Proposal 3, Proposal 4, Proposal 5, Proposal 6, Proposal 7, and Proposal 8 that is not shared by all other stockholders.

Q:     What if other matters are presented for consideration at the Annual Meeting?

A:     The Company knows of no other matters to be submitted to the stockholders at the Annual Meeting, other than those described herein. If other matters do arise, the Board has made no recommendation as to how the proxies will vote on such other matters. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy card as proxies to vote the shares represented thereby on such matters in their discretion and in accordance with their best judgment.

Q:     Whom do I call if I have questions?

A:     If you have any questions, need additional material, or need assistance in voting your shares, please feel free to contact Equiniti Trust Company LLC at 1-800-776-9437.

MATTERS REQUIRING STOCKHOLDER ACTION

PROPOSAL 1

ELECTION OF DIRECTOR (Item 1 on the Proxy Card)

Nominees

There is one (1) nominee recommended by the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”) for election as Class I directors this year to hold office until the 2027 Annual Meeting of the Stockholders and until their respective successor is elected and qualified. Our Board has nominated John McQuillan, and our management has no reason to believe that this nominee will be unable to serve. His biography is provided at page 13. The biography of the nominees contains information regarding the person’s service as a director, business experience, public-company director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the person should serve as a director for the Company. In addition to the information presented above regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he should serve as a director, we also believe that our director nominee has a reputation for integrity, honesty and adherence to high ethical standards. He has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to Alternus and our Board. Finally, we value his significant experience on other public company boards of directors and board committees.

A nominee will be elected as a director if he receives a plurality of the votes cast, in person or by proxy, at the Annual Meeting. This means that the nominees for election as director who receive the highest number of affirmative votes at the Annual Meeting will be elected as director. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the nominee named above. If the nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board.

The Board recommends that you vote “FOR” the election of the nominee.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding our directors and executive officers:

Name	Age	Position(s)
Vincent Browne	56	Chief Executive Officer, Chairman of the Board and Interim Chief Financial Officer
Taliesin Durant	52	Chief Legal Officer
Gary Swan	55	Chief Technical Officer
David Farrell	43	Chief Commercial Officer
Larry Farrell	54	Chief Information Officer
Gita Shah	40	Chief Sustainability Officer
John P. Thomas	71	Director
Aaron T. Ratner	49	Director
Nicholas Parker	64	Director
Tone Bjornov	62	Director
Candice Beaumont	50	Director
John McQuillan,	61	Director (Nominee)

Executive Officers

Vincent Browne, Chairman, Chief Executive Officer, and Acting Chief Financial Officer

Vincent Browne is our Chairman and Chief Executive Officer. Mr. Browne brings a wealth of experience with his extensive background of over 20 years in senior and c-suite level management in the areas of finance and operations, including M&A, project finance and capital market transactions across listed and private companies.

From 2017 to present Mr. Browne also serves as AEG’s Chairman and CEO. From July of 2015 until September of 2017, he served as AEG’s CFO and as a Director. Since December of 2016, Mr. Browne has also served as a director of all of our subsidiaries except our Italian subsidiaries. Mr. Browne holds a Bachelor of Commerce (Accounting) degree from University College Dublin and is a regular contributor in commercialization of research and technology projects with the Technology and Enterprise Campus at Trinity College Dublin.

We believe Mr. Browne is qualified to serve as a director on our board in light of his role as our Chief Executive Officer, his previous experience as Chief Executive Officer of AEG, the management perspective he brings to board deliberations and his extensive management experience.

Taliesin Durant, Chief Legal Officer

Taliesin Durant is our Chief Legal Officer. Ms. Durant has spent over 20 years serving in senior operating roles in a variety of US corporate and public enterprises.

Prior to Ms. Durant’s appointment as our Chief Legal Officer, she served as AEG’s CLO since 2018. Prior to that, she served as President of a boutique legal services firm, DART Business Services LLC, which she founded in March 2010 to provide general and securities legal services to small public companies. Prior to founding DART, from October 2008 to February 2010, she was the General Counsel and Corporate Secretary of Flint Telecom Group, Inc. Prior to this, from June 2001 to September 2008, Ms. Durant served as General Counsel and Corporate Secretary for Semotus Solutions Inc. Ms. Durant graduated with a BA in Economics from Connecticut College. Ms. Durant is a member of the California State Bar Association, having earned a Juris Doctor degree at Northwestern School of Law at Lewis and Clark College where she was associate editor of the Environmental Law Review and completed her final year of law school at Santa Clara University School of Law.

Gary Swan, Chief Technical Officer

Gary Swan is our Chief Technical Officer. Mr. Swan comes with over 30 years of construction experience working on the design, construction, operation and sale of renewable energy assets across multiple continents.

Prior to Mr. Swan’s appointment as our Chief Technical Officer, he served as AEG’s CTO since 2021. Prior to AEG, Mr. Swan was previously responsible for the construction of several large-scale wind and solar projects owned by Actis Energy portfolio companies AELA Energia (Chile) and BioTherm Energy (Africa) from August 2018 to May 2021. Prior to this, Mr. Swan spent 6 years at Mainstream Renewable Power as Head of Construction and Engineering Manager from July 2012 to March 2018, where he was responsible for delivering wind and solar projects through the construction phase into operation across Europe, North America, Latin America and Africa.

Mr. Swan holds a BAI in Civil, Structural and Environmental Engineering from Trinity College Dublin and an MSc in Project Management from the University College Dublin Michael Smurfit Graduate Business School.

David Farrell, Chief Commercial Officer

David Farrell is our Chief Commercial Officer. Mr. Farrell has over 20 years’ experience across capital markets, project finance, infrastructure and renewables, and the finance industry.

Prior to Mr. Farrell’s appointment as our Chief Commercial Officer, he served as AEG’s CCO since January 2022. Prior to AEG, from November of 2019 to January of 2022, Mr. Farrell was a Director of Corporate Finance at advisory firm Grant Thornton. Additional previous roles include Director of Mergers & Acquisitions at the investment bank, Duff & Phelps, from September of 2016 to November of 2019, Regional Head of Debt Structuring at the accountancy firm FGS, and various management roles in corporate, institutional, and commercial banking, together with several advisory board roles. In these roles, Mr. Farrell acquired extensive experience on both sides of corporate, real estate, and infrastructure and renewable financings along with numerous M&A transactions.

Mr. Farrell holds a BBS degree in economics and finance from the University of Limerick, an Associateship of Chartered Institute of Management Accounting, CIMA professional qualification from the Dublin Business School, and has a diploma in Corporate Financing from the Chartered Accountant Ireland.

Larry Farrell, Chief Information Officer

Larry Farrell is our Chief Information Officer. He has over 20 years of experience in senior leadership roles across production, operations and service delivery management, in both startups and Fortune 500 companies.

Prior to Mr. Farrell’s appointment as our Chief Information Officer, he served as AEG’s CIO since 2019. Prior to AEG, from March of 2015 to January of 2019, Mr. Farrell was Senior Director of Global Operations Application Support for Xerox, consolidating and developing support systems and infrastructure globally. From October 2012 to March of 2015 he was Director of Global Service Delivery.

Mr. Farrell is ITIL and Lean Six Sigma certified and studied Mechanical Engineering at Dundalk Institute of Technology and holds Diplomas in Management from Dublin Business School and Printing and Graphic Communication from Technological University, Dublin.

Gita Shah, Chief Sustainability Officer

Gita Shah is our Chief Sustainability Officer. Prior to Ms. Shah’s appointment as our Chief Sustainability Officer she was the CSO for AEG since 2021, where she joined in 2017 as the Strategic Planning Manager. Prior to joining AEG, Ms. Shah was a Development Executive in Stream Bioenergy, an Irish renewable energy company.

Ms. Shah holds a BSc in Spatial Planning and Environmental Management from Technological University, Dublin. She has studied at the Innovation Academy in University College Dublin and recently completed a course in Business Sustainability Management from Cambridge Online University.

Non-Employee Directors

Aaron T. Ratner, Director

Aaron T. Ratner is a member of our Board. Prior to serving on our Board, Mr. Ratner was the Chief Executive Officer of Clean Earth Acquisitions Corp, our pre-combination listed entity.

Along with serving on our Board, Mr. Ratner is also the Co-Founder and Managing Partner of Vectr Carbon Partners, an early-stage global ClimateTech venture capital fund based in Hong Kong, as well as Co-Founder of CC Insurance Solutions, a climate insurance broker formerly known as Climate Risk Partners. Since November 2022 Mr. Ratner is also on the board of directors of Burcon NutraScience (TSK: BU), a plant protein technology company, and since October 2023 is on the board of directors of Toledo Solar, a cadmium telluride solar panel manufacturer. Additionally, since January 2022 Mr. Ratner is an Operating Partner of Nexus PMG, an engineering and project development services company, and since April 2020 is Managing Director of Mighty Sky LLC, a private investment holding company.

Mr. Ratner has over 20 years of domestic and international investment and advisory experience, including 8 years in Asia, focusing on venture capital, climate technology, infrastructure investing, energy, and agriculture. From 2020 to 2022, Mr. Ratner was the President of Cross River Infrastructure Partners, a platform of development companies deploying climate technologies into sustainable infrastructure projects across carbon capture, hydrogen, advanced SMR nuclear, and sustainable protein, with a focus on first and early commercial projects. From 2016 to 2020, Mr. Ratner was a Managing Director and the Head of Origination at Ultra Capital, a sustainable infrastructure project finance fund manager. At Ultra, he held seats on the Investment Committee and the board of directors. Also from 2016 to November 2022 he was the Venture Partner at Vectr Ventures, a climate tech venture capital fund.

Mr. Ratner attended the Stanford University Graduate School of Business and completed his undergraduate education at the University of Pennsylvania (Economics (Honors) and International Relations) and Jochi University, Tokyo.

We believe Mr. Ratner is qualified to serve as a director on our Board in light of his previous investment/entrepreneurial experience that he brings to board deliberations, and his extensive experience with advisory and clean energy projects.

Nicholas Parker, Director

Nicholas Parker is a member of our Board. Prior to serving on our Board, since 2002, Mr. Parker has served as Chairman of Toronto-based Parker Venture Management Inc., a private company through which he controls investments in, and advises on, clean and smart technology businesses and platforms globally, including previously serving as chairman of UGE International LTD (TSX: UGE), a public solar renewable energy development company.

From January 2014 to September 2019, Mr. Parker served as Managing Partner of Global Acceleration Partners Inc., an Asia-focused technology cooperation platform in the energy, environment and water sectors. From 2002 to 2013, Mr. Parker was Co-founder and Executive Chairman of Cleantech Group LLC, a San Francisco-based research and consulting and convening firm that created and served the worldwide cleantech innovation community, which he successfully sold in 2009, with partial turnout through 2011. During his tenure at Cleantech Group, its startup clients raised over $6 billion from investors. From 1999 to 2004, Mr. Parker was Co-founder and Principal of Emerald Technology Ventures, a leading trans-Atlantic venture manager focused on energy and resource productivity. During this period, Mr. Parker led an investment in Evergreen Solar, which in 2000 became the second solar initial public offering to be listed on Nasdaq. From 1996 to 1999, Mr. Parker was Senior Vice President of Environmental Capital Corporation, a Boston-based investment company majority-owned by Maurice Strong and his family. Mr. Parker started his business career in 1988 as Co-founder and President of The Delphi Group, one of Canada’s leading environmental strategy firms, through which he built and sold its London-based corporate finance arm.

Mr. Parker holds a B.A. Hons in Technology Studies from Carleton University and a Master’s in Business Administration in International Business from the CASS Business School, London.

We believe Mr. Parker is qualified to serve as a director on our Board in light of his extensive management experience.

Candice Beaumont, Director

Candice Beaumont is a member of our Board of Directors. Prior to serving on our Board, Ms. Beaumont has served since 2016 as Chairman of the Salsano Group, a Panama based family office and conglomerate invested in private equity, and was a member of the Board of Directors of Clean Earth Acquisition Corp., our pre-merger entity, as well as Israel Acquisitions Corp a special purpose acquisition company that completed its IPO in January 2023. (Nasdaq: ISRLU)

From 2003 to present, Ms. Beaumont has served as Chief Investment Officer of L Investments, a single-family office invested in public and private equity. Beginning in March 2021 Ms. Beaumont began to serve as Advisor to Athena Technology Acquisition Corp (NYSE: ATHN.U) and as Advisor of Springwater Situations Corp. (NASDAQ: SWSSU), a special purpose acquisition company formed to effectuate a merger or similar transaction with one or more businesses, which completed its initial public offering on August 25, 2021. From 2012 to 2014, Ms. Beaumont was a member of the Board of Directors of I2BF Venture Fund II, a Dubai Financial Services Authority regulated clean tech venture capital firm with offices in Dubai, New York and London. Ms. Beaumont remains committed to community and philanthropic causes and serves on the International Council of Advisors for Global Dignity, a charity founded by Crown Prince Haakon of Norway to foster global respect and dignity across all borders, genders, religions, and races. Ms. Beaumont was part of the Milken Young Leaders Circle and is a member of the Milken Institute, as well as an active member of Young Presidents Organization. She started her career in Corporate Finance at Merrill Lynch in 1996 and worked as an investment banker at Lazard Frères from 1997 to 1999, during which time she executed over $20 billion of merger and acquisition advisory assignments. Ms. Beaumont also worked in private equity at Argonaut Capital from 1999 to 2001.

Due to her background, Ms. Beaumont speaks at numerous family office and investment conferences globally, including the Stanford University Graduate School of Business Global Investor’s Forum, while being a NYU Stern Family Office Council member serving on its Steering Committee, and is an Advisory Board member of the Family Office Association.

John P. Thomas, Director and Vice Chairman of the Board

Mr. Thomas is a member of our Board. From February 2018 to present Mr. Thomas also serves as a director of AEG.

Prior to joining our Board, Mr. Thomas has served in senior operating and management roles in a variety of corporate and public enterprises for over 35 years. From April 2011 to July 2022 he was Director and Managing Partner of Doonbeg Partners, LLC, which he co-founded. Prior to co-founding the Doonbeg, he was a founding partner of Pfife Hudson Group, from March 2003 to November 2010, a boutique investment bank. Prior to that, Mr. Thomas spent 12 years at the Grundstad Maritime Group, a Norwegian holding company with various maritime assets including product tankers and a cruise line, culminating as CEO and President of the Group. He joined Grundstad from Northrop Corporation, where from February 1984 to June 1988 he was responsible for Northrop’s corporate counter trade and offset operations worldwide. Before joining Northrop, Mr. Thomas was Owners Representative for West Africa and Resident Managing Director in Nigeria for Farrell Lines, a US Flag shipping company. He began his African experience as a U.S. Peace Corps Volunteer in The Gambia, West Africa and later transferred to Micronesia.

Mr. Thomas graduated with a BS in Business Administration from Manhattan College.

We believe that Mr. Thomas is qualified to serve as a director on our Board due to his service in senior operating and management roles of other companies.

Tone Bjornov, Director

Ms. Bjørnov is a member of our Board, prior to which she was a member of AEG’s board of directors since August 2021.

Since 2008 she has worked as a portfolio non-executive director in several Scandinavian companies across various sectors from banks and financial institutions to shipping, real estate, media, biotech and aquaculture. She has chaired multiple Boards and Board committees including risk, audit and nomination in European listed companies. Present board positions include Atlantic Sapphire ASA (Audit Committee Chair), Aqua Bio Technology ASA, Filmparken AS (Chair), Storyline Studios AS (Chair), Hausmann AS (Chair), Dugnad.ai.AS (Chair), TF Bank AB (Audit Committee Chair), Omsorgsbygg KF (Deputy Chair) and Varme og Bad AS (Credit Committee Chair).

Ms. Bjørnov received her undergraduate degree from the University of Oslo and an undergraduate degree from BI Norwegian Business School and resides in Oslo.

We believe that Ms. Bjornov is qualified to be a director on our Board given her vast experience in the financial industry.

John McQuillan, Director Nominee

John McQuillan is a finance professional with over two decades of expertise in the energy, regulated, and financial sectors. Mr. McQuillan is a Fellow of Chartered Accountants Ireland. Currently, John serves as Chief Financial Officer of Homecare Direct. Prior to his, Mr. McQuillan was Financial Controller of ESB Group Transmission Business from 1994 to 2005. Mr. McQuillan graduated from Trinity College Dublin.

John lends his expertise to a number of Boards registered in Ireland as a Director including Alternus Energy Group PLC, Sarah Harding Homecare Limited, Becrux Homecare Limited, Capella Homecare Limited, Rib Cover Consultants Limited, Power Clouds PTE, Solis Bond Company DAC, Feaz limited, Tipperary Crystal Designs Limited, Grenke Finance Public Limited Company, SMCQ Limited and Rectory Way Management Company Limited by Guarantee.

We believe that Mr. McQuillan is qualified to be a director on our Board given his vast experience in the financial industry.

Family Relationships

No family relationship exists between any of Alternus’ directors and executive officers. There are no arrangements or understandings with major shareholders, customers, suppliers or others pursuant to which any person referred to above was selected as a director or member of senior management.

Legal Proceedings

From time to time, we may become involved in various lawsuits and legal proceedings, which arise, in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm the Company’s business. We are not aware of any such legal proceedings that will have, individually or in the aggregate, a material adverse effect on its business, financial condition or operating results.

In May of 2023 we received notice that Solartechnik filed an arbitration claim against Alternus Energy Group PLC, Solis Bond Company DAC and ALT POL HC 01 SP. Z.o.o. in the Court of Arbitration at the Polish Chamber of Commerce, claiming that PLN 24,980,589 (approximately $5.9 million) is due and owed to Solartechnik pursuant to a preliminary share purchase agreement by and among the parties that did not ultimately close, plus costs, expenses, legal fees and interest. We have accrued a liability for this loss contingency in the amount of approximately $5.9 million, which represents the contractual amount allegedly owed. It is reasonably possible that the potential loss may exceed our accrued liability due to costs, expenses, legal fees and interest that are also alleged by Solartechnik as owed, but at the time of filing this report we are unable to determine an estimate of that possible additional loss in excess of the amount accrued. The Company is vigorously defending itself in this action.

CORPORATE GOVERNANCE

Board Leadership Structure

Our Chairman of the Board is Vincent Browne, who is also our Chief Executive Officer and interim Chief Financial Officer. Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Role of Board in Risk Oversight Process

Our Board has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable our Board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic and reputational risk.

The audit committee (the “Audit Committee”) reviews information regarding liquidity and operations and oversees our management of financial risks. Periodically, the Audit Committee reviews our policies with respect to risk assessment, risk management, loss prevention and regulatory compliance. Oversight by the Audit Committee includes direct communication with our external auditors, and discussions with management regarding significant risk exposures and the actions management has taken to limit, monitor or control such exposures. The compensation committee (the “Compensation Committee”) is responsible for assessing whether any of our compensation policies or programs has the potential to encourage excessive risk-taking. The nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”) manages risks associated with the independence of the Board, corporate disclosure practices and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. Matters of significant strategic risk are considered by our Board as a whole.

The Board’s Role in Information Security

Information security and privacy has been and remains of the utmost importance to the Company in light of the value we place on maintaining the trust and confidence of our customers, employees and other stakeholders. Accordingly, our Chief Executive Officer and advises the Audit Committee and the full Board at least once per year on our program for managing information security risks, including data privacy and data protection risks.

Access to the Board by Stockholders

Stockholders and other parties interested in communicating directly with individual directors, the non-management directors as a group or the entire Board may do so by writing to the Nominating and Corporate Governance Committee, c/o Nominating and Corporate Governance Committee Chairman, Alternus Clean Energy, Inc., 360 Kingsley Park Drive, Suite 250, Fort Mill, South Carolina 29715.

Composition of the Board

The Board is divided into three classes of directors (Class I, Class II and Class III), with each class serving for staggered three-year terms. Vincent Browne, John P. Thomas and Aaron T. Ratner constitute the Class III directors; Nicholas Parker and Tone Bjornov constitute the Class II directors; with no one constituting the Class I directors. The initial term of the Class I directors shall expire immediately following the Annual Meeting. The initial term of the Class II directors shall expire immediately following the Company’s 2025 annual general meeting at which directors are appointed. The initial term of the Class III directors shall expire immediately following the Company’s 2026 annual meeting at which directors are appointed.

There are no arrangements or understanding between any of the directors or the director nominee or officers of our Company or any other person pursuant to which any officer or director or director nominee was or is to be selected as an officer or director or director nominee.

Board Meetings

The Board met a total of 9 times during fiscal year 2023 in person or via video or teleconference and acted by unanimous written consent 21 times. Each of the directors who served in the fiscal year 2023 attended at least 85% of the meetings of the Board and the committees of which he or she was a member and that were held during the period he or she served as a director.

Director Attendance at Annual Meetings

The Board’s policy is that all directors should attend the Annual Meeting and all persons serving as directors are expected to attend the 2024 Annual Meeting.

Director Independence

The Board consists of six directors, three of whom are “independent” within the meaning of Section 5605(a)(2) of the Nasdaq Listing Rules and meet the criteria for independence set forth in Rule 10A-3 of the Exchange Act. The Nasdaq listing rules provide that a director cannot be considered independent if:

•        the director is, or at any time during the past three (3) years was, an employee of the company;

•        the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of twelve (12) consecutive months within the three (3) years preceding the independence determination (subject to certain exemptions, including, among other things, compensation for board or board committee service);

•        the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exemptions);

•        the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three (3) years, any of the executive officers of the company served on the compensation committee of such other entity; or

•        the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three (3) years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

Under such definitions, our Board has undertaken a review of the independence of each director. Based on the information provided by each director concerning his or her background, employment, and affiliations, our Board has determined that Nicholas Parker, Tone Bjornov and Candice Beaumont satisfy the “independence” requirements under Nasdaq Rule 5605.

Board Committees

The Board has established three standing committees: (i) the Audit Committee; (ii) the Compensation Committee; and (iii) the Nominating and Corporate Governance Committee. Each of the committees operates pursuant to its charter. The committee charters will be reviewed annually by the Nominating and Corporate Governance Committee. If appropriate, and in consultation with the chairs of the other committees, the Nominating and Corporate Governance Committee may propose revisions to the charters. The responsibilities of each committee are described in more detail below.

Audit Committee.    The Audit Committee consists of two directors, Tone Bjornov, and Nicholas Parker, both of whom are currently “independent” as defined by Nasdaq. Tone Bjornov serves as the audit committee chairman and audit committee financial expert. The audit committee’s duties are specified in a charter and include, but not be limited to:

•        meeting with our independent registered public accounting firm regarding, among other issues, audits, and adequacy of our accounting and control systems;

•        monitoring the independence of the independent registered public accounting firm;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;

•        appointing or replacing the independent registered public accounting firm;

•        determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

•        reviewing and approving all payments made to our existing stockholders, executive officers or directors and their respective affiliates. Any payments made to members of our audit committee will be reviewed and approved by our Board, with the interested director or directors abstaining from such review and approval.

The Audit Committee is composed exclusively of “independent directors” who are “financially literate” as defined under the Nasdaq listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement.

Compensation Committee.    The Compensation Committee consists of one director: Tone Bjornov, who is “independent” as defined by Nasdaq. Tone Bjornov serves as the compensation committee chairman. The Compensation Committee’s duties are specified in a charter and include, but not be limited to:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our chief executive officer’s based on such evaluation;

•        reviewing and approving the compensation of all of our other Section 16 executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Nomination and Corporate Governance Committee.    The Nominating and Corporate Governance Committee consists of one director: Tone Bjornov. Tone Bjornov serves as the nominating and corporate governance committee chairman. The Nominating and Corporate Governance Committee’s duties are specified in a charter and include, but not be limited to:

•        assist the Board by identifying qualified candidates for director nominees, and to recommend to the Board the director nominees for the next annual meeting of stockholders;

•        lead the Board in its annual review of its performance;

•        recommend to the Board director nominees for each committee of the Board; and

•        develop and recommend to the Board corporate governance guidelines applicable to us.

Code of Ethics

Our Board adopted a written code of business conduct and ethics (“Code”) that applies to our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller, or persons performing similar functions. Our website has a current copy of the Code and all disclosures that are required by law in regard to any amendments to, or waivers from, any provision of the Code.

Clawback Policy

On January 1, 2024, our Board adopted an executive compensation recoupment policy consistent with the requirements of the Exchange Act Rule 10D-1 and the Nasdaq listing standards thereunder, to help ensure that incentive compensation is paid based on accurate financial and operating data, and the correct calculation of performance against incentive targets. Our policy addresses recoupment of amounts from performance-based awards paid to all corporate officers, including awards under our equity incentive plans, in the event of a financial restatement to the extent that the payout for such awards would have been less, or in the event of fraud, or intentional, willful or gross misconduct that contributed to the need for a financial restatement.

Insider Trading Policy

We have an insider trading policy that prohibits our directors, executive officers, employees, independent contractors and consultants from the purchasing or selling our securities while being aware of material, non-public information about the Company as well as disclosing such information to others who may trade in securities of the Company. Our insider trading policy also prohibits our directors, executive officers, employees, independent contractors and consultants from engaging in hedging activities or other short-term or speculative transactions in the Company’s securities such as short sales, options trading, holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan, without the advance approval of our Chief Executive Officer and Chief Financial Officer.

BOARD DIVERSITY MATRIX

We currently comply with Nasdaq Rule 5605 (“Rule 5605”) requiring at least two (2) members of our Board who are defined by Rule 5605 as being “Diverse.” We have no directors who self-identify as an Underrepresented Minority. As required by Rule 5606 as approved by the SEC in August 2021, we are providing additional information about the gender and demographic diversity of our directors in the format required by such rule. The information in the matrix below is based solely on information provided by our directors about their gender and demographic self-identification.

The following table sets forth Board level diversity information based on voluntary self-identification of incumbent directors as of September 6, 2024.

Board Diversity Matrix as of September 6, 2024
Total Number of Directors:	6
	Male	Female	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	4	2	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	4	1	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	1

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information with respect to compensation for the years ended December 31, 2023 and 2022, earned by or paid to our Chief Executive Officer and our two other most highly compensated executive officers whose total compensation exceeded US$100,000 (the “named executive officers”).

Name and Principal Position	Year	Salary ($)		Bonus ($)		All Other Compensation ($)		Total ($)
Vincent Browne	2023	192,000	(1)(2)	193,000	(4)			385,000
Chief Executive Officer	2022	192,000	(1)(2)	41,000	(3)			233,000
Joseph E. Duey(5)	2023	250,000		193,000	(4)	18,000	(2)	461,000
Former Chief Financial Officer	2022	250,000				18,000	(2)	268,000
Taliesin Durant	2023	190,000				54,305	(2)(6)	244,305
Chief Legal Officer	2022	190,000		133,000	(3)	18,000	(2)	268,062

____________

(1)      Mr. Browne’s salary includes fees earned by VestCo, a company he owns and controls, pursuant to a services agreement between VestCo and Alternus Energy Americas Inc.

(2)      Other compensation includes car allowance (USA).

(3)      Bonuses were paid in January and December 2022 for the fiscal year ending 2021.

(4)      Bonuses paid in October 2023 for the fiscal year ending 2021.

(5)      Mr. Duey resigned effective as of April 30, 2024.

(6)      Includes housing allowance effective July 2023.

Employment Agreements

Vincent Browne

VestCo Corp., a company owned and controlled by Vincent Browne, entered into a Professional Consulting Agreement with one of our U.S. subsidiaries under which Alternus pays VestCo a monthly fee of $16,000. This agreement has a five-year initial term.

Additionally, Mr. Browne entered into an Employment Agreement (the “Browne Employment Agreement”) with an Irish subsidiary of the Company under which Mr. Browne receives an annual base salary of €120,000 and an annual bonus of up to 100% of his salary based on achieving certain milestones. In addition, he is eligible to receive certain equity and/or equity-based awards under the Company’s long-term incentive compensation plan(s), none of which has been issued at this time.

The Company may terminate the Browne Employment Agreement for “Cause” which is defined as any of the following: (i) the conviction of a felony, or a crime involving dishonesty or moral turpitude; (ii) fraud, misappropriation or embezzlement; or (iii) willful failure or gross negligence in the performance of assigned duties, which failure or negligence continues for more than thirty (30) days following written notice of such failure or negligence. Alternus may terminate the Browne Employment Agreement without Cause at any time by giving 90 days’ advance written notice and shall pay a sum equal to five years of base salary. Mr. Browne may terminate his employment agreement for Good Reason (as defined in the Browne Employment Agreement) with 90 days’ notice, and Alternus shall be obligated to pay him severance pay equal to five years of base salary.

Joseph E. Duey

The Company and Mr. Duey entered into an employment agreement under which Mr. Duey receives an annual base salary of $250,000 and a cash bonus of up to 100% of his salary based on achieving certain milestones. In addition, he is eligible to receive certain equity and/or equity-based awards under the Company’s long-term incentive compensation plan(s), none of which has been issued at this time. This agreement has a five-year initial term.

On April 25, 2024 Mr. Duey resigned, effective as of April 30, 2024. Mr. Duey has advised the Company that his decision to step down from the role of Chief Financial Officer was not based on any disagreement with the Company on any matter relating to its operations, policies or practices. Mr. Duey is pursuing outside interests not in the renewable energy industry.

Taliesin Durant

The Company and Ms. Durant entered into an employment agreement under which Ms. Durant receives an annual base salary of $190,000 and a cash bonus of up to 100% of her salary based on achieving certain milestones. In addition, she is eligible to receive certain equity and/or equity-based awards under the Company’s long-term incentive compensation plan(s), none of which has been issued at this time. This agreement has a five-year initial term.

The Company may terminate her employment agreement for “Cause” which is defined as any of the following: (i) the conviction of a felony, or a crime involving dishonesty or moral turpitude; (ii) fraud, misappropriation or embezzlement; or (iii) willful failure or gross negligence in the performance of assigned duties, which failure or negligence continues for more than thirty (30) days following written notice of such failure or negligence. If the executive’s employment is terminated by Alternus without Cause during the term of the Employment agreement, the Alternus must give two weeks’ prior written notice and shall pay severance pay equal to one year of base salary. If Alternus closes a ‘Change in Control’ transaction, then the employment agreement will automatically terminate, and the Company shall pay severance pay equal to two years of base salary and any unvested stock shall automatically become fully vested. The executive may terminate the employment agreement for Good Reason (as defined in such employment agreement) with 90 days’ notice, and Alternus shall be obligated to pay the executive severance pay equal to one year of base salary.

Outstanding Equity Awards at Fiscal Year-End

As of December 31, 2023, the Company currently does not have any outstanding awards or options underlying the Alternus Clean Energy Inc. 2023 Equity Incentive Plan (the “2023 Plan”).

DIRECTOR COMPENSATION

The following table provides information concerning compensation paid to our directors during fiscal year ended December 31, 2023.

Members of the Board of the predecessor entity, Clean Earth Acquisition Corporation, did not receive fees for their services in 2023.

Mr. Browne’s compensation was as a paid executive in 2023 and he did not receive compensation for his services as a board member.

Name	Fee Earned/ Paid in Cash ($)	Stock Awards ($)	Options ($)	Others ($)		Total ($)
John P. Thomas	—	—	—	70,078	(1)	70,078
Aaron T. Ratner	—	—	—	—		—
Nicholas Parker	—	—	—	—		—
Tone Bjornov	—	—	—	—		—
Mohammed Javade Chaudhri	—	—	—	—		—
Candice Beaumont	—	—	—	—		—
Vincent Browne	—	—	—	—		—

____________

(1)      Mr. Thomas’ salary includes fees earned under a consulting agreement entered into in July 2023 with Alternus Energy Americas Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information with respect to the beneficial ownership of our common stock, our only outstanding class of voting stock, known by us as of the Record Date, by:

•        each person or entity known by us to be the beneficial owner of more than 5% of our common stock;

•        each of our directors;

•        each of our executive officers; and

•        all of our directors and executive officers as a group.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our common stock owned by them, except to the extent such power may be shared with a spouse. Unless otherwise noted, the address of each person below is c/o Alternus Clean Energy, Inc., 360 Kingsley Park Drive, Suite 250, Fort Mill, South Carolina 29715.

Name of Beneficial Owner	Number of shares of Company Common Stock Beneficially Owned	Percentage of shares of outstanding Company Common Stock
Greater than 5% Stockholders:
Alternus Energy Group Plc(1)	57,400,000	70.1%
Clean Earth Acquisitions Sponsor LLC(2)(3)	5,013,436	6.16%
Nordic ESG and Impact Fund SCSp	7,765,000	9.4%
Hover Energy LLC(4)	5,000,000

Named Executive Officers and Directors:(5)
Vincent Browne	0	*
Taliesin Durant	0	*
Gary Swan	0	*
David Farrell	0	*
Larry Farrell	0	*
Gita Shah	0	*
John P. Thomas	0	*
Aaron T. Ratner	0	*
Nicholas Parker	0	*
Tone Bjornov	0	*
All directors and named executive officers as a group (10 individuals)	0	*

____________

*        Less than 1%.

(1)      Alternus Clean Energy, Inc., 360 Kingsley Park Drive, Suite 250, Fort Mill, SC 29715.

(2)      Clean Earth Acquisitions Sponsor LLC (the “Sponsor”) is the record holder of the shares of common stock reported herein. Share ownership for officers and directors of the Sponsor does not include shares owned by the Sponsor. Martha Ross, Alex Greystoke and David Saab compose the Board of Managers of the Sponsor. Any action by the Sponsor, including decisions with respect to the Sponsor’s voting and dispositive power over the shares of the Company held by the Sponsor, requires a majority vote of the managers of the Board of Managers. Under the so-called “rule of three,” because voting and dispositive decisions are made by a majority of the Sponsor’s managers, none of the Sponsor’s managers is deemed to be a beneficial owner of the Sponsor’s securities, even those in which such manager holds a pecuniary interest. Each of Aaron Ratner, Nicholas Parker and Candice Beaumont, directors of the Company, holds membership interests in the Sponsor. None of the members of the Sponsor is deemed to have or share beneficial ownership of the shares of common stock held by the Sponsor. The business address of the Sponsor is 12600 Hill Country Blvd, Building R, Suite 275 Bee Cave, Texas 78738.

(3)      Includes 2,555,556 shares of common stock that are subject to vesting upon the occurrence of certain stock price milestones or upon the occurrence of certain events.

(4)      Hover Energy LLC, 5420 LBJ Freeway, Suite 350, Dallas, Texas 75240.

(5)      Unless otherwise noted, the business address of each of the following individuals is 360 Kingsley Park Drive, Suite 250, Fort Mill, SC 29715.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policy Concerning Related Person Transactions

Our Board adopted a related person transaction policy setting forth the policies and procedures for the identification, review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we had a related person were or will be participants and the amount involved exceeds $120,000 or 1% of the average of our total assets as of the end of our last two completed fiscal years, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness. In reviewing and approving any such transactions, our audit committee will consider all relevant facts and circumstances as appropriate, such as the purpose of the transaction, the availability of other sources of comparable products or services, management’s recommendation with respect to the proposed related person transaction and the extent of the related person’s interest in the transaction.

All of the transactions described in this section were entered into prior to the adoption of this policy.

Summary of Transactions

The following is a summary of transactions since January 1, 2022 to which we have been a party, in which the amount involved exceeded or will exceed the lesser of (x) $120,000 or (y) 1% of the average of our total assets at December 31, 2023 and 2022, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest other than compensation and other arrangements that are described the sections titled “Executive Compensation” and “Director Compensation.” We also describe below certain other transactions with our directors, former directors, executive officers and stockholders.

AEG

Alternus Energy Group Plc (“AEG”) was an eighty percent (80%) shareholder of the Company as of December 22, 2023 and as of December 31, 2023. On October 12, 2022 AEG entered into the Business Combination Agreement with the Company and Clean Earth Acquisition Sponsor LLC (the “Sponsor”) which closed on December 22, 2023. In conjunction with the Business Combination Agreement, AEG also entered into an Investor Rights Agreement. The Investor Rights Agreement provides for certain governance requirements, registration rights and a lockup agreement under which AEG is restricted from selling its shares in the Company for one year, or until December 22, 2024, other than 1,437,500 shares after March 22, 2024 and an additional 1,437,500 after June 22, 2024, provided the shares are registered under a registration statement on Form S-1.

Nordic ESG

In January of 2024, the Company issued 7,765,000 shares of restricted common stock valued at $1.23 per share to Nordic ESG and Impact Fund SCSp (“Nordic ESG”) as settlement of AEG’s €8m note. This resulted in Nordic ESG becoming a related party and resulted in a decrease of AEG’s ownership of the Company from 80% to 72%.

Sponsor

Clean Earth Acquisitions Sponsor LLC (“Sponsor”) was the founder and controlling shareholder of the Company during the year ended December 31, 2023 and up to the Business Combination Closing Date, December 22, 2023, when Sponsor became an 11% shareholder of the Company. The Sponsor entered into the Business Combination Agreement with the Company and AEG, and also entered into the Investor Rights Agreement and the Sponsor Support Agreement. The Sponsor agreed, pursuant to the Sponsor Support Agreement, to vote all of their shares of capital stock (and any securities convertible or exercisable into capital stock) in favor of the approval of the Business Combination and against any other transactions, as well as to waive its redemption rights, agree to not transfer securities of the Company and waive any anti-dilution or similar protections with respect to founder shares.

In order to fund working capital deficiencies or finance transaction costs in connection with a business combination, the Sponsor initially loaned $350,000 to the Company, in accordance with an unsecured promissory note (the “WC Note”) issued on September 26, 2022, under which up to $850,000 may be advanced. On August 8, 2023, the Company issued an additional $650,000 promissory note to the Sponsor to fund the second WC Note (“Second WC Note”). The Second WC Note is non-interest bearing and payable on the date which the Company consummates its initial Business Combination. Both of these notes were settled on the Business Combination closing date in exchange for 225,000 shares of the Company’s common stock.

On December 18, 2023, the Sponsor entered into a non-redemption agreement (the “NRA”) with the Company and the investor named therein (the “Investor”). Pursuant to the terms of the NRA, among other things, the Investor agreed to withdraw redemptions in connection with the Business Combination on any Common Stock, held by the Investor and to purchase additional Common Stock from redeeming stockholders of the Company such that the Investor will be the holder of no fewer than 277,778 shares of Common Stock.

On March 19, 2024 the Company entered into a settlement agreement with Clean Earth Acquisitions Sponsor, LLC, a related party, and SPAC Sponsor Capital Access (“SCA”) pursuant to which, among other things, we agreed to repay Sponsor’s debt to SCA, related to the CLIN SPAC entity extensions, in the amount of $1.4 million and issue 225,000 shares of restricted common stock valued at $0.47 per share to SCA.

D&O

In connection with the Business Combination Closing, the Company entered into indemnification agreements (each, an “Indemnification Agreement”) with its directors and executive officers. Each Indemnification Agreement provides for indemnification and advancements by the Company of certain expenses and costs if the basis of the indemnitee’s involvement in a matter was by reason of the fact that the indemnitee is or was a director, officer, employee, or agent of the Company or any of its subsidiaries or was serving at the Company’s request in an official capacity for another entity, in each case to the fullest extent permitted by the laws of the State of Delaware.

Consulting Agreements

On May 15, 2021, VestCo Corp., a company owned and controlled by our Chairman and Chief Executive Officer, Vincent Browne, entered into a Professional Consulting Agreement with one of our U.S. subsidiaries under which it pays VestCo a monthly fee of $16,000. This agreement has a five-year initial term and automatically extends for additional one year terms unless otherwise unilaterally terminated.

In July of 2023, John Thomas, one of our directors, entered into a Consulting Services Agreement with one of our U.S. subsidiaries under which it pays Mr. Thomas a monthly fee of $11,000. This agreement has a five year initial term and automatically extends for additional one year terms unless otherwise unilaterally terminated.

	Year Ended December 31,
Transactions with Directors	2023	2022
	(in thousands)
Loan from VestCo, a related party to Board member and CEO Vincent Browne	$210	$—
Final payment made to VestCo on November 16, 2023	(210)	—
Total	$—	$—
	Year Ended December 31,
Director’s remuneration	2023	2022
	(in thousands)
Remuneration in respect of services as directors	$606	$315
Remuneration in respect to long term incentive schemes	—	—
Total	$606	$315

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2023 filed with the SEC, all required Section 16 reports under the Exchange Act for our directors, executive officers and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2023, except for one late Form 3 filing reporting one transaction each made by each of Alternus Energy Group Plc, David Farrell, Gareth Swan, Gita Shah, Paul Thomas, Joseph Duey, William Farrell, Mohammed Javade Chaudhri, Taliesin Durant, Tone Bjornov and Vincent Browne.

AUDIT COMMITTEE REPORT

The Audit Committee:    The members of the Audit Committee (for purposes of this report, the “Committee”) are Messrs. Tone Bjornov, who serves as Chairman, and Nicholas Parker. The Board has determined that all of the members of the Committee are independent within the meaning of applicable SEC regulations and the listing standards of the Nasdaq and that Ms. Bjornov, the Chair of the Committee, is qualified as an audit committee financial expert within the meaning of SEC regulations. The Board has also determined that Ms. Bjornov has accounting and related financial management expertise within the meaning of the listing standards of the Nasdaq and that each member of the Committee is financially literate within the meaning of the Nasdaq listing standards.

Audit Committee Charter:    The Audit Committee operates under a written charter adopted by the Board. The charter is reviewed by management at least annually, and any recommended changes are presented to the Committee for review and approval. The charter is available on our website at: https://ir.alternusce.com/corporate-governance/documents-charters.

Audit Committee Responsibilities:    The Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the adequacy of the Company’s system of internal controls and procedures and disclosure controls and procedures, the Company’s risk management, the Company’s compliance with legal and regulatory requirements, the independent auditors’ qualifications and independence and the performance of the Company’s internal audit function and independent auditors. The Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Committee deems necessary to carry out its duties and receive appropriate funding, as determined by the Committee, from the Company for such advice and assistance.

The Committee has sole authority over the selection of the Company’s independent auditors and manages the Company’s relationship with its independent auditors (who report directly to the Committee). Each year, the Committee evaluates the performance, qualifications and independence of the independent auditors. The Committee is also involved in the selection of the lead audit partner. In evaluating the Company’s independent auditors, the Committee considers the quality of the services provided, as well as the independent auditors’ and lead partner’s capabilities and technical expertise and knowledge of the Company’s operations and industry.

The Committee met 9 times during the fiscal year ended 2023. The Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Committee’s meetings generally include private sessions with the Company’s independent auditors and with the Company’s internal auditors, in each case without the presence of the Company’s management, as well as executive sessions consisting of only Committee members. In addition to the scheduled meetings, senior management confers with the Committee or its Chair from time to time, as senior management deems advisable or appropriate, in connection with issues or concerns that arise throughout the year.

Management is responsible for the Company’s financial reporting process, including its system of internal control over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements in accordance with professional standards and expressing an opinion as to their material conformity with U.S. generally accepted accounting principles and for auditing the effectiveness of the Company’s internal control over financial reporting. The Committee’s responsibility is to monitor and review the Company’s financial reporting process and discuss management’s report on the Company’s internal control over financial reporting. It is not the Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Committee has relied, without independent verification, on management’s representations that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the U.S. and that the Company’s internal control over financial reporting is effective. The Committee has also relied, without independent verification, on the opinion of the independent auditors included in their report regarding the Company’s financial statements and effectiveness of internal control over financial reporting.

Oversight Matters:    As part of its oversight of the Company’s financial statements, the Committee reviews and discusses with both management and the Company’s independent auditors all annual and quarterly financial statements prior to their issuance. With respect to each 2023 fiscal reporting period, management advised the Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the U.S., and reviewed significant accounting and disclosure issues with the Committee. These reviews included discussions with the independent auditors of matters required to be discussed pursuant to Public Company

Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301 (Communication with Audit Committees), including the quality (not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements and disclosures related to critical accounting practices. The Committee has also discussed with Mazars USA LLP (“Mazars US”) matters relating to their respective independence, including a review of audit and non-audit fees and the written disclosures and letter received from Mazars US required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding their respective communications with the Committee concerning independence. The Committee also considered whether non-audit services provided by the independent auditors are compatible with the independent auditors’ independence. The Committee also received regular updates, and written summaries as required by the PCAOB rules (for tax and other services), on the amount of fees and scope of audit, audit-related, tax and other services provided.

In addition, the Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and controls. The Committee also reviews and discusses legal and compliance matters with management, and, as necessary or advisable, the Company’s independent auditors.

Audit Committee Recommendation:    Based on the Committee’s discussions with management and the independent auditors and the Committee’s review of the representations of management and the report of the independent auditors to the Board and shareholders, and subject to the limitations on the Committee’s role and responsibilities referred to above and in the Audit Committee Charter, the Committee recommended to the Board that it include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the SEC.

This report has been furnished by the members of the Audit Committee:

Tone Bjornov, Chairman

Nicholas Parker

PROPOSAL 2

APPROVAL OF THE ISSUANCE OF A NUMBER OF SHARES OF OUR COMMON STOCK RELATED TO THE CONVERSION OF, AND PAYMENT OF INTEREST SHARES AND REDEMPTION SHARES PURSUANT TO, A CONVERTIBLE NOTE, AND THE EXERCISE OF A WARRANT, AT A PRICE THAT IS LESS THAN $0.351 WHICH EXCEEDS 19.99% OF THE OUTSTANDING SHARES OF OUR COMMON STOCK, FOR PURPOSES OF COMPLYING WITH LISTING RULE 5635(D) OF NASDAQ (Item 2 on the Proxy Card)

Our stockholders are being asked to approve at the Annual Meeting, for purposes of Listing Rule 5635(d) of Nasdaq, the issuance of a number of shares of common stock at a price that is less than $0.351 which exceeds 19.99% of the outstanding shares of our common stock as of April 18, 2024 issuable pursuant to the exercise of the Warrant and conversion of, and payment of interest shares and redemption shares pursuant to, the Note.

Nasdaq Rule 5635(d)

Pursuant to Nasdaq Listing Rule 5635(d), stockholder approval is required prior to a 20% Issuance at a price that is less than the Minimum Price. For purposes of Nasdaq Listing Rule 5635(d), (i) “20% Issuance” means a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by our officers, directors or substantial stockholders equals 20% or more of common stock or 20% or more of the voting power outstanding before the issuance, and (ii) “Minimum Price” means a price that is the lower of: (A) the closing price (as reflected on nasdaq.com) immediately preceding the signing of the binding agreement; and (B) the average closing price of common stock (as reflected on nasdaq.com) for the five (5) trading days immediately preceding the signing of the binding agreement. Stockholder approval of this proposal will constitute stockholder approval for purposes of Listing Rule 5635(d) of Nasdaq.

Securities Purchase Agreement

On April 19, 2024, we entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional investor (the “Note Investor”), pursuant to which we agreed to issue to the Note Investor a senior convertible note in the principal amount of $2,160,000, issued with an eight percent (8.0%) original issue discount and the Warrant to purchase up to 2,411,088 shares of the Company’s common stock equal to 50% of the face value of the Note divided by the volume weighted average price, at an exercise price of $0.480 per share (the “Exercise Price”). The Company received gross proceeds of $2,000,000, before fees and other expenses associated with the transaction.

Note

The Note matures on April 20, 2025 (unless accelerated due to an event of default, or accelerated up to six installments by the Note Investor), bears interest at a rate of seven percent (7%) per annum, which shall automatically be increased to twelve percent (12.0%) per annum in the event of default and ranks senior to the Company’s existing and future unsecured indebtedness. The Note is convertible in whole or in part at the option of the Note Investor into shares of common stock (the “Conversion Shares”) at the Conversion Price (as defined below) at any time following the date of issuance of the Note. The Note is payable monthly on each Installment Date (as defined in the Note) commencing on the earlier of July 18, 2024 and the effective date of the initial registration statement required to be filed pursuant to the Registration Rights Agreement (as defined below) in an amount equal the sum of (A) the lesser of (x) $216,000 and (y) the outstanding principal amount of the Note, (B) interest due and payable under the Note and (C) other amounts specified in the Note (such sum being the “Installment Amount”); provided, however, if on any Installment Date, no failure to meet the Equity Conditions (as defined in the Note) exists pursuant to the Note, the Company may pay all or a portion of the Installment Amount with shares of its common stock. The portion of the Installment Amount paid with common stock shall be based on the Installment Conversion Price. “Installment Conversion Price” means the lower of (i) the Conversion Price (defined below) and (ii) the greater of (x) 92% of the average of the two (2) lowest daily VWAPs (as defined in the Note) in the ten (10) trading days immediately prior to each conversion date and (y) $0.07. “Equity Conditions Failure” means that on any day during the period commencing twenty (20) trading days prior to the applicable Installment Notice Date or Interest Date (each as defined in the Note) through the later of the applicable Installment Date or Interest Date and the date on which the applicable shares of common stock are actually delivered to the Holder, the Equity Conditions have not been satisfied (or waived in writing by the Holder).

The Note is convertible, at the option of the Note Investor, at any time, into such number of shares of common stock of the Company equal to the principal amount of the Note plus all accrued and unpaid interest at a conversion price equal to $0.480 (the “Conversion Price”). The Conversion Price is subject to full ratchet antidilution protection, subject to a floor conversion price of $0.07 per share (the “Floor Price”), a limitation required by the rules and regulations of the Nasdaq Stock Market LLC (“Nasdaq”), and certain exceptions upon any subsequent transaction at a price lower than the Conversion Price then in effect and standard adjustments in the event of stock dividends, stock splits, combinations or similar events.

Alternatively, in the event of an event of default continuing for 20 trading days and ending with Event of Default Redemption Right Period (as defined in the Note), the Conversion Price may be converted to an “Alternate Conversion Price,” which is defined as the lower of (i) the applicable Conversion Price as in effect on the applicable Conversion Date of the applicable Alternate Conversion (as defined in the Note), and (ii) the greater of (x) the Floor Price and (y) 90% of the lowest VWAP of the common stock during the fifteen (15) consecutive trading day period ending on and including the trading day immediately preceding the delivery or deemed delivery of the applicable Conversion Notice. These conversions shall be further subject to Redemption Premiums, as is further described in the Note.

The Note may not be converted and shares of common stock may not be issued under the Note if, after giving effect to the conversion or issuance, the Note Investor together with its affiliates would beneficially own in excess of 4.99% (or, upon election of the Note Investor, 9.99%) of the outstanding common stock. In addition to the beneficial ownership limitations in the Note, the sum of the number of shares of common stock that may be issued under that certain Purchase Agreement (including the Note and Warrant and common stock issued thereunder) is limited to 19.99% of the outstanding common stock as of April 18, 2024 (the “Exchange Cap,” which is equal to 16,007,325 shares of common stock, subject to adjustment as described in the Purchase Agreement), unless shareholder approval is obtained by the Company to issue more than the Exchange Cap at a price that is less than $0.351. The Exchange Cap shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

Warrant

The Warrant is exercisable immediately and will expire on the date that is five and one-half (5 1/2) years after its date of issuance (the “Maturity Date”) and may be exercised on a cashless basis in the event of a fundamental transaction involving the Company or if the resale of the shares of common stock underlying the Warrant is not covered by a registration statement. The Exercise Price is subject to full ratchet antidilution protection, subject to certain price limitations required by Nasdaq rules and regulations and certain exceptions, upon any subsequent transaction at a price lower than the Exercise Price then in effect and standard adjustments in the event of certain events, such as stock splits, combinations, dividends, distributions, reclassifications, mergers or other corporate changes.

Stockholder Approval

A vote in favor of the proposal is a vote “for” approval of the issuance of shares of our common stock upon the conversion and exercise of the above describe Note and Warrant. The conversion and exercise of the Note and Warrant, in their entirety, could result in the issuance of up to 35,575,274 shares of Common Stock, which is 20% or more of our common stock outstanding as of September 6, 2024.

Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of (i) the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement, or (ii) the average of the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”). Pursuant to Nasdaq rules, the presence of any provision that could cause the conversion or exercise price of a convertible security to be reduced to below the Minimum Price immediately before the entering into of the binding agreement will cause the transaction to be viewed as a discounted issuance.

Potential Adverse Effects — Dilution and Impact on Existing Stockholders

The issuance of shares of common stock upon the conversion and exercise of the Note and Warrant will have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the conversion and exercise of the Note and Warrant. This means also that our current stockholders will own a smaller interest in us as a result of the conversion and exercise of the Note and Warrant and therefore have less ability to influence significant corporate decisions requiring stockholder approval. The issuance of shares of common stock upon the conversion and exercise of the Note and Warrant could also have a dilutive effect on the book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our common stock to decline.

Vote Required

The approval of the proposed amendment requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote.

The Board recommends that you vote “FOR” the approval of the issuance of a number of shares of our common stock related to the conversion of, and payment of interest shares and redemption shares pursuant to, a convertible note, and the exercise of warrants, at a price that is less than $0.351 which exceeds 19.99% of the outstanding shares of our common stock as of April 18, 2024, for purposes of complying with Listing Rule 5635(d) of Nasdaq.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 150,000,000 TO 300,000,000 (Item 3 on the Proxy Card)

The Amendment to Increase Shares of our Common Stock

On August 21, 2024, our Board approved, subject to stockholder approval, the amendment to our Certificate of Incorporation (the “Certificate of Amendment”), which amends our Certificate of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 300,000,000. The text of the proposed Certificate of Amendment is set forth in Appendix A attached hereto.

Purposes of the Increase in Shares of our Common Stock

The Company currently has authorized capital stock of 150,000,000 shares of our common stock, with 87,033,225 shares outstanding and 1,000,000 shares of blank check preferred stock, none of which have been designated.

Our stockholders are being asked to approve at the Annual Meeting the Certificate of Amendment pursuant to the terms and conditions of the Note and in order to improve our financial flexibility with respect to our capital structure by having additional shares for future equity financings and acquisitions. The extra shares of authorized our common stock would be available for issuance from time to time as determined by the Board for any proper corporate purpose. Such purposes might include, without limitation, issuance in public or private sales for cash as a means of obtaining additional capital for use in our business and operations, and issuance as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets. Notwithstanding the foregoing, we have no obligation to issue such additional shares and there are no plans, proposals or arrangements currently contemplated by us that would involve the issuance of the additional shares to acquire another company or its assets, or for any other corporate purpose stated.

Principal Effects of the Increase in Authorized Shares

The Company’s stockholders will not realize any dilution in their ownership or voting rights as a result of the increase in authorized shares of our common stock, but will experience dilution to the extent additional shares are issued in the future.

Having an increased number of authorized but unissued shares of our common stock would allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of stockholders for the purpose of approving an increase in our capitalization. The issuance of additional shares of our common stock may, if such shares are issued at prices below what current stockholders’ paid for their shares, reduce stockholders’ equity per share and dilute the value of current stockholders’ shares. It is not the present intention of the Board to seek stockholder approval prior to any issuance of shares of our common stock that would become authorized by our Certificate of Amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of us and our stockholders.

When issued, the additional shares of our common stock authorized by the Certificate of Amendment will have the same rights and privileges as the shares of our common stock currently authorized and outstanding. Holders of our common stock have no preemptive rights and, accordingly, stockholders would not have any preferential rights to purchase any of the additional shares of our common stock when such shares are issued.

Shares of authorized and unissued our common stock could be issued in one or more transactions that could make it more difficult, and therefore less likely, that any takeover of us could occur. Issuance of additional shares of our common stock could have a deterrent effect on persons seeking to acquire control. The Board also could, although it has no present intention of so doing, authorize the issuance of shares of our common stock to a holder who might thereby obtain sufficient voting power to assure that any proposal to effect certain business combinations or amendment to our Certificate of Incorporation or Bylaws would not receive the required stockholder approval. Accordingly, the power to issue additional shares of our common stock could enable the Board to make it more difficult to replace incumbent directors and to accomplish business combinations opposed by the incumbent Board.

Vote Required

The approval of the proposed amendment requires the affirmative vote of the holders of a majority of the total voting power of all the then outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class.

Effectiveness of the Amendment

If approved, the amendment to the Certificate of Incorporation will become effective upon the filing of the amendment with the Secretary of State of the State of Delaware.

The Board recommends that you vote “FOR” the approval of an amendment to our Certificate of Incorporation to increase the total number of authorized shares of common stock.

PROPOSAL 4

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO REMOVE RESTRICTIONS ON THE ABILITY OF OUR STOCKHOLDERS TO TAKE ACTION BY WRITTEN CONSENT (Item 4 on the Proxy Card)

On August 21, 2024, our Board approved, subject to stockholder approval, the Certificate of Amendment which amends our Certificate of Incorporation to remove restrictions on the ability of our stockholders to take action by written consent. This proposed amendment is intended to enable action by written consent of the stockholders of the Company as permitted under Section 228 of the Delaware General Corporation Law. A copy of the Certificate of Amendment is attached hereto as Appendix A.

Current Provision

The current Article VII, Section 7.3 of our Certificate of Incorporation prohibits our stockholders from taking action by written consent. Specifically, it states:

“Section 7.3. Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, subsequent to the consummation of the Offering, any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may not be effected by written consent of the stockholders.”

Proposed Amendment

The proposed amendment will delete the above provision from the Certificate of Incorporation. The deletion of this section will permit stockholders to act by written consent without the need for a meeting, providing efficiency in managing the affairs of the Company.

Reason for the Amendment

The ability to take action by written consent will enable the Company to more promptly and efficiently address matters that require stockholder approval without waiting for the next annual or special meeting. This change is intended to enhance the rights of stockholders by providing them with a direct method to approve proposals on an expedited basis as needed.

Text of the Proposed Amendment

The following is the text of the proposed amendment to the Certificate of Incorporation, of which is included in the Certificate of Amendment:

“Article VII, Section 7.3 of the Certificate of Incorporation is hereby deleted in its entirety.”

Vote Required

The approval of the proposed amendment requires the affirmative vote of the holders of a majority of the total voting power of all the then outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class.

Effectiveness of the Amendment

If approved, the amendment to the Certificate of Incorporation will become effective upon the filing of the amendment with the Secretary of State of the State of Delaware.

The Board recommends that you vote “FOR” the approval of an amendment to our Certificate of Incorporation to remove the restrictions on the ability of our stockholders to take action by written consent.

PROPOSAL 5

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A RATIO RANGING FROM 1-FOR-10 AND 1-FOR-50, AS DETERMINED BY OUR BOARD OF DIRECTORS IN ITS SOLE DISCRETION

Our stockholders are being asked to approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a reverse stock split ratio ranging from 1:10 to 1:50, inclusive, as may be determined at the appropriate time by the Board, in its sole discretion (the “Reverse Stock Split”). This means that once approved by the stockholders, the Board will be able to decide whether and when to effect the Reverse Stock Split without further action from the stockholders.

The effectiveness of this amendment or the abandonment thereof, notwithstanding stockholder approval, will be determined by the Board, at its sole option, following the Annual Meeting any time prior to the one-year anniversary of the meeting.

Reasons for a Reverse Stock Split

To maintain our listing on Nasdaq.    The primary purpose of the Reverse Stock Split is to raise the per share trading price of the Company’s common stock in order to maintain its listing on The Nasdaq Capital Market. Delisting from Nasdaq may adversely affect the Company’s ability to raise additional financing through the public or private sale of our equity securities, may significantly affect the ability of investors to trade in the Company’s securities and may negatively affect the value and liquidity of the Company’s common stock. Delisting may also have other negative impacts, including potential loss of employee confidence, the loss of institutional investors, the loss of analyst coverage or the loss of business development opportunities.

To potentially improve the marketability and liquidity of our common stock.    The Board believes that an increased stock price may also improve the marketability and liquidity of our common stock. For example, many brokerages, institutional investors and funds have internal policies that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers by restricting or limiting the ability to purchase such stocks on margin. Additionally, investors may be dissuaded from purchasing stocks below certain prices because brokers’ commissions, as a percentage of the total transaction value, can be higher for low-priced stocks.

To decrease the risk of market manipulation of our common stock.    The Board believes that the potential increase in stock price may reduce the risk of market manipulation of our common stock, which we believe is enhanced when our stock trades below $1.00 per share. By reducing market manipulation risk, we may also thereby potentially decrease the volatility of our stock price.

To provide us with flexibility with respect to our authorized common stock.    A Reverse Stock Split is expected to increase the number of authorized, but unissued and unreserved, shares of our common stock. These additional shares would provide flexibility to the Company for raising capital; repurchasing debt; providing equity incentives to employees, officers, directors, consultants and advisors (including pursuant to our equity compensation plan); expanding our business through the acquisition of other businesses and for other purposes. However, at present, we do not have any specific plans, arrangements, understandings or commitments for the additional shares that would become available.

Accordingly, for these and other reasons, the Board believes that a Reverse Stock Split is in the best interests of the Company and our stockholders. A copy of the draft of the Certificate of Amendment providing for the Reverse Stock Split is attached hereto as Appendix A.

Criteria to be Used for Determining Whether to Implement a Reverse Stock Split

This proposal gives the Board the discretion to select a Reverse Stock Split ratio from within a range between and including 1:10 and 1:50 on a date selected by him based on his then-current assessment of the factors below, and in order to maximize Company and stockholder interests. In determining whether to implement the Reverse Stock Split, and which ratio to implement, if any, the Board may consider, among other factors:

•        the historical trading price and trading volume of our common stock;

•        the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market in the short- and long-term;

•        the continued listing requirements for our common stock on Nasdaq or other applicable exchanges, if then applicable;

•        the number of shares of common stock outstanding;

•        which Reverse Stock Split ratio would result in the least administrative cost to us; and

•        prevailing industry, market and economic conditions.

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split

We cannot assure stockholders that the proposed Reverse Stock Split will sufficiently increase our stock price or, if our stock trades below $1.00 per share for 30 consecutive days, be completed before Nasdaq commences delisting procedures. The effect of a Reverse Stock Split on our stock price cannot be predicted with any certainty, and the history of reverse stock splits for other companies in various industries is varied, particularly since some investors may view a reverse stock split negatively. It is possible that our stock price after a Reverse Stock Split will not increase in the same proportion as the reduction in the number of shares outstanding, causing a reduction in the Company’s overall market capitalization. Further, even if we implement a Reverse Stock Split, our stock price may decline due to various factors, including our future performance and general industry, market and economic conditions. This percentage decline, as an absolute number and as a percentage of our overall market capitalization, may be greater than would occur in the absence of a Reverse Stock Split. If we fail to meet Nasdaq’s listing requirements, Nasdaq could suspend trading in our common stock and commence delisting proceedings.

The proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs. The liquidity of our common stock may be negatively impacted by the reduced number of shares outstanding after the Reverse Stock Split, which would be exacerbated if the stock price does not increase following the split. In addition, a Reverse Stock Split would increase the number of stockholders owning “odd lots” of fewer than 20 shares, trading in which generally results in higher transaction costs. Accordingly, a Reverse Stock Split may not achieve the desired results of increasing marketability and liquidity as described above.

The implementation of a Reverse Stock Split would result in an effective increase in the authorized number of shares of common stock available for issuance, which could, under certain circumstances, have anti-takeover implications. The additional shares of common stock available for issuance could be used by the Company to oppose a hostile takeover attempt or to delay or prevent changes in control or in our management. Although the Reverse Stock Split has been prompted by business and financial considerations, and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), stockholders should be aware that approval of the Reverse Stock Split could facilitate future efforts by us to deter or prevent changes in control, including transactions in which stockholders might otherwise receive a premium for their shares over then-current market prices.

Stockholders should also keep in mind that the implementation of a Reverse Stock Split does not have an effect on the actual or intrinsic value of our business or a stockholder’s proportional ownership interest (subject to the treatment of fractional shares). However, should the overall value of our common stock decline after a Reverse Stock Split, then the actual or intrinsic value of shares held by stockholders will also proportionately decrease as a result of the overall decline in value.

Effects of a Reverse Stock Split

As of the effective date of the Reverse Stock Split:

•        each 1-for-10 to 1-for-50 shares of common stock outstanding (depending on the Reverse Stock Split ratio selected by the Board) will be combined, automatically and without any action on the part of the Company or its stockholders, into one new share of common stock;

•        no fractional shares of common stock will be issued; instead, stockholders who would otherwise receive a fractional share will receive cash in lieu of the fractional share (as detailed below);

•        proportionate adjustments will be made to the number of shares issuable upon the exercise or vesting of all then-outstanding stock options, warrants and restricted stock units, which will result in a proportional decrease in the number of shares of common stock reserved for issuance upon exercise or vesting of such stock options, warrants and restricted stock units, and, in the case of stock options, a proportional increase in the exercise price of all such stock options;

•        the number of shares of common stock then reserved for issuance under our equity compensation plan will be reduced proportionately; and

•        the total number of authorized shares of common stock will remain at 150,000,000.

The following table summarizes, for illustrative purposes only, the anticipated effects of a Reverse Stock Split on our shares available for issuance based on information as of the Record Date (unless otherwise noted below) and without giving effect to the treatment of fractional shares.

Assuming this Proposal Is Approved by Stockholders and Implemented by the Board:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance(1)	Number of Shares of Common Stock Authorized but Unissued and Unreserved	Hypothetical Initial Market Value of Shares of Common Stock Authorized but Unissued and Unreserved*
Pre-Reverse Stock Split	150,000,000	87,033,225	48,010,266	14,956,509	$20,017,642
Post-Reverse Stock Split 1:10	150,000,000	8,703,322	4,801,026	136,495,652	$20,017,642
Post-Reverse Stock Split 1:50	150,000,000	1,740,665	960,205	147,299,130	$20,017,642

____________

*        Based on a hypothetical post-split stock price calculated by multiplying the closing stock price on August 23, 2024 of $0.23 by the split ratio.

(1)      Includes shares of common stock reserved for issuance (i) upon the exercise of currently exercisable warrants and (ii) under the 2023 Plan.

A Reverse Stock Split would affect all stockholders uniformly. As of the effective date of the Reverse Stock Split which shall be determined by the Board in its sole discretion (“Effective Date”), each stockholder would own a reduced number of shares of common stock. Percentage ownership interests, voting rights and other rights and preferences would not be affected, except to the extent that the Reverse Stock Split would result in fractional shares (as described below).

A Reverse Stock Split would not affect the registration of our common stock under Section 12(b) of the Exchange Act and we would continue to be subject to the periodic reporting and other requirements of the Exchange Act. Barring delisting by Nasdaq, our common stock would continue to be listed on Nasdaq under the symbol “ALCE,” but would have a new Committee on Uniform Securities Identification Procedures number after the effective date.

Cash Payment In Lieu of Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. In lieu of any fractional shares to which a stockholder of record would otherwise be entitled, the Company will pay cash (without interest and subject to withholding taxes, as applicable) equal to such fraction multiplied by the closing price of the common stock on Nasdaq on the first business day immediately preceding the Effective Date (as adjusted in good faith by the Company to account for the reverse stock split ratio). After the Effective Date, a stockholder otherwise entitled to a fractional interest will not have any voting, dividend or other rights with respect to such fractional interest, except to receive such cash payment.

Additionally, under the escheat laws of the various jurisdictions where stockholders may reside, where the Company is domiciled or where the cash payment may be deposited, sums due for fractional interests that are not timely claimed after the Effective Date may be required to be paid to the designated agent for such jurisdiction, unless correspondence has been received by us or the transfer agent concerning ownership of such funds within the specified time period. Thereafter, stockholders otherwise entitled to receive such payments would need to seek them directly from the state to which they were paid.

As of August 23, 2024, there were approximately 680 common stockholders of record. After the Effective Date, stockholders owning less than a whole share will no longer be stockholders. We do not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Procedure for Effecting a Reverse Stock Split

Beneficial holders of common stock.    Stockholders who hold their shares through a bank, broker or other nominee will be treated in the same manner as registered stockholders who hold their shares in their names. Banks, brokers and other nominees will be instructed to effect the Reverse Stock Split for beneficial owners of such shares. However, banks, brokers or other nominees may implement different procedures than those to be followed by registered stockholders for processing the Reverse Stock Split, particularly with respect to the treatment of fractional shares. Stockholders whose shares of common stock are held in the name of a bank, broker or other nominee are encouraged to contact their bank, broker or other nominee with any questions regarding the procedures for implementing the Reverse Stock Split with respect to their shares.

Registered holders of common stock.    Registered stockholders hold shares electronically in book-entry form under the direct registration system (i.e., do not have stock certificates evidencing their share ownership but instead have a statement reflecting the number of shares registered in their accounts) and, as a result, do not need to take any action to receive post-split shares. If they are entitled to receive post-split shares, they will automatically receive, at their address of record, a transaction statement indicating the number of post-split shares held following the Effective Date.

Material U.S. Federal Income Tax Consequences

The following is a summary of material U.S. federal income tax consequences of a Reverse Stock Split to stockholders. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial decisions, all as in effect on the date of this filing, and all of which are subject to change or differing interpretations, possibly with retroactive effect. Any such change or differing interpretation could affect the tax consequences described below.

We have not sought and will not seek an opinion of counsel or ruling from the Internal Revenue Service (the “IRS”) with respect to the statements made and the conclusions reached in the following summary, and there can be no assurance that the IRS or a court will agree with such statements and conclusions.

This summary is limited to stockholders that are U.S. holders, as defined below, and that hold our common stock as a capital asset (generally, property held for investment).

This summary is for general information only and does not address all U.S. federal income tax considerations that may be applicable to a holder’s particular circumstances or to holders that may be subject to special tax rules, such as, for example, brokers and dealers in securities, currencies or commodities, banks and financial institutions, regulated investment companies, real estate investment trusts, expatriates, tax-exempt entities, governmental organizations, traders in securities that elect to use a mark-to-market method of accounting for their securities, certain former citizens or long-term residents of the U.S., insurance companies, persons holding shares of our common stock as part of a hedging, integrated or conversion transaction or a straddle or persons deemed to sell shares of our common stock under the constructive sale provisions of the Code, persons that hold more than 5% of our common stock, persons that hold our common stock in an individual retirement account, 401(k) plan or similar tax-favored account or partnerships or other pass-through entities for U.S. federal income tax purposes and investors in such entities.

This summary does not address any U.S. federal tax consequences other than U.S. federal income tax consequences (such as estate or gift tax consequences), the Medicare tax on net investment income, the alternative minimum tax or any U.S. state, local or foreign tax consequences. This summary also does not address any U.S. federal income tax considerations relating to any other transaction other than the Reverse Stock Split.

For purposes of this summary, a “U.S. holder” means a beneficial owner of our common stock that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the U.S.;

•        a corporation created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;

•        an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•        a trust if (1) it is subject to the primary supervision of a court within the U.S. and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If an entity (or arrangement) classified as a partnership for U.S. federal income tax purposes holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. If a holder of our common stock is a partner of a partnership holding shares of our common stock, such holder should consult his or her own tax advisor.

This summary of certain U.S. federal income tax consequences is for general information only and is not tax advice. Stockholders are urged to consult their own tax advisor with respect to the application of U.S. federal income tax laws to their particular situation as well as any tax considerations arising under other U.S. federal tax laws (such as the estate or gift tax laws) or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

The Reverse Stock Split is intended to be treated as a recapitalization for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a recapitalization, except as described below with respect to cash received in lieu of a fractional share, a U.S. holder will not recognize any gain or loss for U.S. federal income tax purposes upon the Reverse Stock Split. In the aggregate, a U.S. holder’s tax basis in the common stock received pursuant to the Reverse Stock Split (excluding the portion of the tax basis that is allocable to any fractional share) will equal the U.S. holder’s tax basis in its common stock surrendered in the Reverse Stock Split in exchange therefor, and the holding period of the U.S. holder’s common stock received pursuant to the Reverse Stock Split will include the holding period of the common stock surrendered in the Reverse Stock Split in exchange therefor.

In general, a U.S. holder who receives a cash payment in lieu of a fractional share will recognize capital gain or loss equal to the difference between the amount of cash received in lieu of the fractional share and the portion of the U.S. holder’s tax basis of the common stock surrendered in the Reverse Stock Split that is allocable to the fractional share. Such gain or loss generally will be long-term capital gain or loss if the U.S. holder’s holding period in its common stock surrendered in the Reverse Stock Split is more than one year as of the date of the Reverse Stock Split. The deductibility of net capital losses by individuals and corporations is subject to limitations. Depending on a stockholder’s individual facts and circumstances, it is possible that cash received in lieu of a fractional share could be treated as a distribution under Section 301 of the Code, so stockholders should consult their own tax advisors as to that possibility and the resulting tax consequences to them in that event.

U.S. holders that have acquired different blocks of our common stock at different times or at different prices are urged to consult their own tax advisors regarding the allocation of their aggregated adjusted basis among, and the holding period of, our common stock.

Information returns generally will be required to be filed with the IRS with respect to the payment of cash in lieu of a fractional share made pursuant to the Reverse Stock Split unless such U.S. holder is an exempt recipient and timely and properly establishes with the applicable withholding agent the exemption. In addition, payments of cash in lieu of a fractional share made pursuant to the Reverse Stock Split may, under certain circumstances, be subject to backup withholding, unless a U.S. holder timely provides to the applicable withholding agent proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the backup withholding rules. Any amounts withheld under the backup withholding rules are not additional tax and may be refunded or credited against the U.S. holder’s U.S. federal income tax liability, provided that the U.S. holder timely furnishes the required information to the IRS. U.S. holders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

Accounting Consequences

The par value per share of our common stock will remain unchanged at $0.0001 per share following a Reverse Stock Split. As a result, as of the Effective Date, the stated capital on the Company’s balance sheets attributable to common stock will be reduced proportionally based on the Reverse Stock Split ratio, and the additional paid-in capital will be credited with the amount by which the capital is reduced. The net income or loss per share of common stock will be increased as a result of the fewer shares of common stock outstanding. The Reverse Stock Split will be reflected retroactively in our consolidated financial statements.

Vote Required

The approval of the proposed amendment requires the affirmative vote of the holders of a majority of the total voting power of all the then outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class.

Effectiveness of the Amendment

If approved, the amendment to the Certificate of Incorporation will become effective upon the filing of the amendment with the Secretary of State of the State of Delaware.

The Board recommends a vote “FOR” the approval of the Reverse Stock Split. The Board retains the discretion to abandon, and not implement, the aforementioned amendments at any time before they become effective.

PROPOSAL 6

APPROVAL OF AN AMENDMENT TO OUR 2023 EQUITY INCENTIVE PLAN (THE “PLAN”) TO INCREASE THE TOTAL NUMBER OF AUTHORIZED SHARES OF COMMON STOCK UNDER THE PLAN FROM 8,000,000 TO 28,000,000 (Item 6 on the Proxy Card)

General

Our Board is asking our stockholders to approve an amendment to our 2023 Equity Incentive Plan (the “2023 Plan”) to increase the maximum number of shares available for grant under the 2023 Plan (the “2021 Plan Increase”) from 8,000,000 shares to 28,000,000 shares (or the quotient obtained by dividing such number by the Split Ratio, if the Reverse Stock Split Proposal is approved and implemented.

On August 23, 2024, our Board approved the 2023 Plan Increase, subject to stockholder approval. The 2023 Plan Increase is intended to allow us to maintain a pool of shares available for grant under the 2023 Plan in order to retain, incentivize and reward our current employees, consultants, officers and directors, and to attract new employees, officers and consultants and, where appropriate, new director candidates.

As of the Record Date, there were 8,000,000 shares available for future grants under the 2023 Plan. Approval of the 2023 Plan Increase would increase that number to 28,000,000shares. If the 2023 Plan Increase is approved, the 28,000,000 total available shares are expected to allow for grants over approximately the next two years based on our current share price and historical grant practices, and assuming a stable grantee population and before giving effect to the Reverse Stock Split Proposal, if approved and implemented. On the Record Date, the last reported sale price for our common stock on the Nasdaq was $0.23 per share.

Description of the 2023 Plan

The material features of the 2023 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2023 Plan. Stockholders are encouraged to read the actual text of the 2023 Plan, which is included in the Proxy Statement as Appendix C.

On October 9, 2022, our board of directors approved and adopted the 2023 Plan. On December 4, 2023, the 2023 Plan was approved by our stockholders.

Summary of the 2023 Plan (as amended and restated)

The following is a brief summary of the principal provisions of the 2023 Plan, and is qualified in its entirety by reference to the full text of the 2023 Plan.

Purpose of the 2023 Plan

The purpose of the 2023 Plan is to secure and retain the services of employees, directors and consultants, to provide incentives for such persons to exert maximum efforts for our success and to provide a means by which such persons may be given an opportunity to benefit from increases in value of the common stock through the granting of awards thereunder. We believe that the equity-based awards to be issued under the 2023 Plan will motivate award recipients to offer their maximum effort to the Company and help focus them on the creation of long-term value consistent with the interests of our stockholders. The Company believes that grants of incentive awards are necessary to enable the Company to attract and retain top talent.

Principal Features

Eligibility.    The Company’s employees, consultants and directors, and employees and consultants of its affiliates, may be eligible to receive awards under the 2023 Plan. The Company is currently has approximately 21 employees, 6 non-employee directors and 20 consultants who may be eligible to receive awards under the 2023 Plan.

Award Types.    The 2023 Plan provides for the grant of incentive stock options (“ISOs”) to employees and for the grant of non-statutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance awards and other forms of stock awards to employees, directors, and consultants.

Share Reserve.    The aggregate number of shares of common stock that may be subject to awards under the 2023 Plan will not exceed 28,000,000 shares. The foregoing aggregate share limitation is subject to adjustment in the event of a recapitalization, stock split, stock dividend or similar corporate transaction. Shares issued under the 2023 Plan may be authorized but unissued or reacquired shares. Shares subject to stock awards granted under the 2023 Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, will not reduce the number of shares available for issuance under the 2023 Plan. Additionally, shares issued pursuant to stock awards under the 2023 Plan that are repurchased or forfeited, as well as shares that are reacquired as consideration for the exercise or purchase price of a stock award or to satisfy tax withholding obligations related to a stock award, will become available for future grant under the 2023 Plan.

Plan Administration.    The Company’s Board, or a duly authorized committee thereof, will have the authority to administer the 2023 Plan. The Company’s Board may also delegate to one or more officers the authority to: (i) designate employees other than officers to receive specified stock awards and (ii) determine the number of shares to be subject to such stock awards. Subject to the terms of the 2023 Plan, the plan administrator has the authority to determine the terms of awards, including recipients, the exercise price or strike price of stock awards, if any, the number of shares subject to each stock award, the fair market value of a share, the vesting schedule applicable to the awards, together with any vesting acceleration, the form of consideration, if any, payable upon exercise or settlement of the stock award and the terms and conditions of the award agreements for use under the 2023 Plan. The plan administrator has the power to modify outstanding awards under the 2023 Plan. Subject to the terms of the 2023 Plan, the plan administrator also has the authority to reprice any outstanding option or stock award, cancel and re-grant any outstanding option or stock award in exchange for new stock awards, cash or other consideration, or take any other action that is treated as a repricing under generally accepted accounting principles, with the consent of any materially adversely affected participant.

Stock Options.    ISOs and NSOs are granted under stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of the 2023 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of a share of the common stock on the date of grant (however, a stock option may be granted with an exercise or strike price lower than 100% of the fair market value on the date of grant of such award if such award is granted pursuant to an assumption of or substitution for another option pursuant to a corporate transaction, as such term is defined in the 2023 Plan, and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code). Options granted under the 2023 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator. The plan administrator determines the term of stock options granted under the 2023 Plan, up to a maximum of ten years. Unless the terms of an option holder’s stock option agreement provide otherwise, if an option holder’s service relationship ceases for any reason other than disability, death or cause, the option holder may generally exercise any vested options for a period of three months following the cessation of service. The option term may be extended in the event that the exercise of the option following such a termination of service is prohibited by applicable securities laws or the Company’s insider trading policy. If an option holder’s service relationship ceases due to disability or death, or an option holder dies within a certain period following cessation of service, the option holder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. Options generally terminate immediately upon the termination of an option holder’s service for cause. In no event may an option be exercised beyond the expiration of its term. Acceptable consideration for the purchase of the common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include: (i) cash, check, bank draft, or money order, (ii) a broker-assisted cashless exercise, (iii) the tender of shares of the common stock previously owned by the option holder, (iv) a net exercise of the option if it is an NSO and (v) other legal consideration approved by the plan administrator.

Tax Limitations on ISOs.    The aggregate fair market value, determined at the time of grant, of the common stock with respect to ISOs that are exercisable for the first time by an option holder during any calendar year under all stock plans maintained by the Company may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the Company’s total combined voting power or that of any of the Company’s affiliates unless (1) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant, and (2) the option is not exercisable after the expiration of five years from the date of grant.

Restricted Stock Awards.    Restricted stock awards are granted under restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft or money order, past services, or any other form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. Except as provided otherwise in the applicable award agreement, if a participant’s service relationship ends for any reason, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares held by the participant under the participant’s restricted stock award that have not vested as of the date the participant terminates service.

Restricted Stock Unit Awards.    Restricted stock units are granted under restricted stock unit award agreements adopted by the plan administrator. Restricted stock units may be granted in consideration for any form of legal consideration that may be acceptable to the plan administrator and permissible under applicable law. A restricted stock unit may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Stock Appreciation Rights.    Stock appreciation rights are granted under stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of the common stock on the date of grant (however, a stock appreciation right may be granted with an exercise or strike price lower than 100% of the fair market value on the date of grant of such award if such award is granted pursuant to an assumption of or substitution for another option pursuant to a corporate transaction, as such term is defined in the 2023 Plan, and in a manner consistent with the provisions of Sections 409A). A stock appreciation right granted under the 2023 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

Performance Awards.    The 2023 Plan permits the grant of performance-based stock and cash awards. The plan administrator may structure awards so that the shares of the common stock, cash, or other property will be issued or paid only following the achievement of certain pre-established performance goals during a designated performance period. The performance criteria that will be used to establish such performance goals may be based on any measure of performance selected by the plan administrator. The performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise (i) in the award agreement at the time the award is granted or (ii) in such other document setting forth the performance goals at the time the goals are established, the plan administrator will appropriately make adjustments in the method of calculating the attainment of performance goals as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of the common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to stockholders other than regular cash dividends; (9) to exclude the effects of stock-based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expense under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the plan administrator retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of the performance goals. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the applicable award agreement or the written terms of a performance cash award. The performance goals may differ from participant to participant and from award to award.

Other Stock Awards.    The plan administrator may grant other awards based in whole or in part by reference to the common stock. The plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Non-Employee Director Compensation Limit.    The aggregate value of all compensation granted or paid by the Company to any individual for service as a non-employee director with respect to any calendar year (such period, the “annual period”), including stock awards and cash fees paid by the Company to such non-employee director, will not exceed (i) $750,000 in total value or (ii) in the event such non-employee director is first appointed or elected to the board during such annual period, $1,200,000 in total value. For purposes of these limitations, the value of any such stock awards is calculated based on the grant date fair value of such stock awards for financial reporting purposes.

Changes to Capital Structure.    In the event there is a specified type of change in the Company’s capital structure, such as a merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, appropriate adjustments will be made for the purposes of preventing dilution or enlargement of the benefits or potential benefits intended to be made available under the 2023 Plan to (i) the class(es) and maximum number of shares of the common stock subject to the 2023 Plan and the maximum number of shares by which the share reserve may annually increase; (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of common stock subject to outstanding awards.

Corporate Transactions.    The following applies to stock awards under the 2023 Plan in the event of a corporate transaction, as defined in the 2023 Plan, unless otherwise provided in a participant’s stock award agreement or other written agreement with the Company or unless otherwise expressly provided by the plan administrator at the time of grant. In the event of a corporate transaction, any stock awards outstanding under the 2023 Plan may be assumed, continued or substituted by any surviving or acquiring corporation (or its parent company), and any reacquisition or repurchase rights held by the Company with respect to the stock award may be assigned to the successor (or its parent company). If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute such stock awards, then with respect to any such stock awards that are held by participants whose continuous service has not terminated prior to the effective time of the transaction, or current participants, the vesting (and exercisability, if applicable) of such stock awards will be accelerated in full to a date prior to the effective time of the transaction (contingent upon the effectiveness of the transaction), and such stock awards will terminate if not exercised (if applicable) at or prior to the effective time of the transaction, and any reacquisition or repurchase rights held by the Company with respect to such stock awards will lapse (contingent upon the effectiveness of the transaction). With respect to performance awards with multiple vesting levels depending on performance level, unless otherwise provided by an award agreement or by the plan administrator, the award will accelerate at 100% of target. If the surviving or acquiring corporation (or its parent company) does not assume, continue or substitute such stock awards, then with respect to any such stock awards that are held by persons other than current participants, such awards will terminate if not exercised (if applicable) prior to the effective time of the transaction, except that any reacquisition or repurchase rights held by the Company with respect to such stock awards will not terminate and may continue to be exercised notwithstanding the transaction. The plan administrator is not obligated to treat all stock awards or portions of stock awards in the same manner and is not obligated to take the same actions with respect to all participants. In the event a stock award will terminate if not exercised prior to the effective time of a transaction, the plan administrator may provide, in its sole discretion, that the holder of such stock award may not exercise such stock award but instead will receive a payment equal in value, at the effective time, to the excess (if any) of (1) the value of the property the participant would have received upon the exercise of the stock award over (2) any exercise price payable by such holder in connection with such exercise.

Change in Control.    In the event of a change in control, as defined under the 2023 Plan, awards granted under the 2023 Plan will not receive automatic acceleration of vesting and exercisability, although this treatment may be provided for in an award agreement.

Plan Amendment or Termination.    The Company will have the authority to amend, suspend, or terminate the 2023 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. No ISOs may be granted after the tenth anniversary of the date the board of directors of the Company adopts the 2023 Plan.

The discussion above is intended only as a summary and does not purport to be a complete discussion of all potential tax effects relevant to recipients of awards under the 2023 Plan. Among other items this discussion does not address are tax consequences under the laws of any state, locality, or foreign jurisdiction, or any tax treaties or conventions between the United States and foreign jurisdictions. This discussion is based upon current law and interpretational authorities which are subject to change at any time.

Consequences of Failing to Approve the Proposal

If the amendment to increase the number of shares authorized under our 2023 Plan is not approved by stockholders, the 2023 Plan will continue in full force and effect in accordance with its terms. Once the share reserve under the 2023 Plan is exhausted, we may elect to provide compensation through other means, such as cash-settled awards or other cash compensation, to assure that we and our affiliates can attract and retain qualified personnel.

Vote Required

If a quorum is present at the Annual Meeting, approval of this proposal will require the affirmative vote of the holders of a majority of shares of our common stock present in person or represented by proxy and entitled to vote on this proposal. If you do not instruct your broker how to vote with respect to this proposal, your broker, bank, or other nominee may not vote for this proposal, and those votes will be counted as “broker non-votes.” Broker non-votes will have no effect on the outcome of this proposal. Abstentions will have the same effect as an “AGAINST” vote on this proposal.

Board Recommendation

Our Board unanimously recommends a vote FOR the approval of an amendment to our equity incentive plan to increase the aggregate number of shares of common stock authorized for issuance to 28,000,000 shares.

PROPOSAL 7

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO LIMIT THE LIABILITY OF CERTAIN OFFICERS AS PERMITTED BY DELAWARE LAW (Item 7 on the Proxy Card)

General

Our Board approved and declared advisable, subject to stockholder approval, a certificate of amendment to our Certificate of Incorporation, which would permit the exculpation of certain officers in specific circumstances, as permitted by law (the “Officer Exculpation Amendment”). The State of Delaware, which is our state of incorporation, enacted legislation that amended Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”) to enable Delaware corporations to limit the personal liability of officers for breaches of the duty of care in limited circumstances. Amended DGCL Section 102(b)(7) only permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.

Our Board believes it is important to provide protection from certain liabilities and expenses that may discourage prospective or current officers from serving corporations. Without such protection, qualified officers might be deterred from serving as officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In considering the Officer Exculpation Amendment, our Board took into account the narrow class and type of claims that such officers would be exculpated from liability pursuant to amended DGCL Section 102(b)(7), the limited number of officers that would be impacted, and the benefits our Board believes would accrue to us by providing exculpation in accordance with amended DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce future litigation costs associated with frivolous lawsuits.

Our Board balanced these considerations with our corporate governance practices and determined that it is advisable and in our and our stockholders best interests and to amend the current exculpation and liability provision in our Certificate of Incorporation, to extend exculpation protection to certain of our officers in addition to our directors.

Text of the Officer Exculpation Amendment

Article EIGHTH of our Certificate of Incorporation already eliminates the monetary liability of our directors to the fullest extent permitted by law, as it currently exists or as it may be amended in the future but does not include a provision that allows to extend analogous protections to our officers. The Officer Exculpation Amendment would amend Article EIGHTH of our Certificate of Incorporation, to read in its entirety as follows:

“Section 8.1. Limited Liability of Directors and Officers. To the fullest extent permitted by applicable law, the Company is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Company (and any other persons to which applicable law permits the Company to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise in excess of the indemnification and advancement otherwise permitted by such applicable law. If applicable law is amended after approval by the stockholders of this Article EIGHTH to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer to the Company shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.”

The proposed certificate of amendment to the Certificate of Incorporation, reflecting the foregoing Officer Exculpation Amendment is attached as Appendix D to this Proxy Statement. The text of the Officer Exculpation Amendment is subject to modifications to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as our Board deems necessary and advisable to effect the Officer Exculpation Amendment.

Effect of the Officer Exculpation Amendment

The proposed Officer Exculpation Amendment would allow for the exculpation of our officers to the fullest extent permitted by the DGCL. As described above, this means that the proposed Officer Exculpation Amendment would allow for the exculpation of covered officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by us or for derivative claims brought by stockholders in our name. The Officer Exculpation Amendment would not limit the liability of officers for any breach of the duty of loyalty to us or our stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit.

The Officer Exculpation Amendment also provides that if the DGCL is further amended to eliminate or limit the liability of officers, the liability of such officers will be limited or eliminated to the fullest extent permitted by law, as so amended.

The proposed Officer Exculpation Amendment would not be retroactive to acts or omissions occurring prior to its effective date.

Reasons for Adoption of the Officer Exculpation Amendment

Our Board believes it is appropriate for public companies in states that allow exculpation of officers to have exculpation clauses in their certificates of incorporation. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create a substantial risk of investigations, claims, actions, suits, or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We observe numerous public companies incorporated in the State of Delaware having adopted or having attempted to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation. Failing to adopt the proposed Officer Exculpation Amendment could impact our recruitment and retention of exceptional officer candidates who conclude that the potential exposure to liabilities, costs of defense, and other risks of proceedings exceeds the benefits of serving as our officer.

For the reasons stated above, our Board unanimously determined that the proposed Officer Exculpation Amendment is advisable and in our and our stockholders best interests and authorized and approved the proposed Officer Exculpation Amendment and directed that it be considered at the Annual Meeting. Our Board believes the proposed Officer Exculpation Amendment would better position us to attract top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. Additionally, it would align the protections for our officers with those protections currently afforded to our directors.

The proposed Officer Exculpation Amendment is not being proposed in response to any specific resignation, threat of resignation, or refusal to serve by any officer.

Timing of the Amendment

If our stockholders approve the Officer Exculpation Amendment, our Board has authorized our officers to file the Officer Exculpation Amendment with the Delaware Secretary of State, which we anticipate doing as soon as practicable following stockholder approval of the Officer Exculpation Amendment at the Annual Meeting, and the Officer Exculpation Amendment would become effective upon acceptance by the Delaware Secretary of State.

If our stockholders do not approve the Officer Exculpation Amendment, our current exculpation provisions relating to directors will remain in place, and the Officer Exculpation Amendment will not be filed with the Delaware Secretary of State.

Vote Required

Approval of this proposal requires the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of our common stock. If you do not instruct your broker how to vote with respect to this proposal, your broker, bank, or other nominee may not vote for this proposal, and those votes will be counted as “broker non-votes.” Broker non-votes and abstentions will have the same effect as an “AGAINST” vote on this proposal.

The Board recommends that you vote “FOR” approval of this proposal.

PROPOSAL 8

RATIFICATION OF THE SELECTION OF FORVIS MAZARS, LLP AS OUR INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024 (Item 8 on the Proxy Card)

Proposal:    The Board is asking that you vote to ratify the Board’s selection of Forvis Mazars, LLP as our independent registered public accounting firm for fiscal year 2024.

BDO USA, LLP (n/k/a BDO USA, P.C.) (“BDO”) served as the independent registered public accounting firm to audit our books and accounts for the fiscal year ending December 31, 2022 and provided audit services up to the Business Combination Closing date, December 22, 2023.

Mazars USA LLP served as the independent registered public accounting firm to audit our combined books and accounts for the fiscal year ending December 31, 2023.

On January 10, 2024, Mazars USA LLP advised us that it was entering into a transaction with FORVIS, LLP in which Mazars USA LLP will rebrand as Forvis Mazars, LLP.

The table below presents the aggregate fees billed for professional services rendered by Mazars USA LLP, and BDO for the years ended December 31, 2023 and 2022.

	2023		2022
Audit fees	$		$
BDO		231,014		153,973
Mazars USA LLP		1,167,963
Audit-related fees				—
All other fees				—
Total fess		$1,398,977		$153,973

In the above table, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements, and services normally provided by the independent accountant in connection with regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These audit-related fees also consist of the review of our registration statements filed with the SEC and related services normally provided in connection with regulatory filings or engagements. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.

Pre — Approval Policy of Services Performed by Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre — approve all audit and non — audit related services, tax services and other services. Pre — approval is generally provided for up to one year, and any pre — approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated the pre — approval authority to its chairperson when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre — approval and the fees for the services performed to date.

The ratification of the Board’s appointment of Forvis Mazars, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 requires the affirmative vote of a majority of votes cast on the proposal. Abstentions will have no effect on the outcome of the vote on this proposal. Because this is a routine matter, there will be no broker non-votes. If our stockholders do not ratify the appointment, the selection of another independent registered public accounting firm may be considered by the Board. Even if the selection is ratified, the Board in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

The Board recommends that you vote “FOR” approval of this proposal.

ADDITIONAL INFORMATION

Solicitation Expenses:    Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited principally by mail, by telephone and through the internet. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by e-mail, telephone, fax or special letter. We will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our shares.

How To Receive Additional Paper Copies of the Proxy Statement:    The Company has adopted a procedure called “householding” which has been approved by the SEC. The Company and some brokers household proxy materials, delivering a single notice and, if applicable, this Proxy Statement and Annual Report, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders or they participate in electronic delivery of proxy materials. Stockholders who participate in householding will continue to access and receive separate proxy cards. This process will help reduce our printing and postage fees, as well as save natural resources. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, or if you are receiving multiple copies of the Proxy Statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to Alternus Clean Energy, Inc., 360 Kingsley Park Drive, Suite 250, Fort Mill, South Carolina 29715 or by calling Investor Relations at (913) 815-1557, or by sending an e-mail to ir@alternusenergy.com.

Stockholder Proposals for Consideration at the 2025 Annual Meeting of Stockholders:    Under the rules of the SEC, if a stockholder wants us to include a proposal in our Proxy Statement and proxy card for presentation at our 2025 Annual Meeting of Stockholders, the proposal must be received by us at our principal executive offices at 360 Kingsley Park Drive, Suite 250, Fort Mill, South Carolina 29715 by June 27, 2025. The proposal should be sent to the attention of the Chief Financial Officer.

We must receive the notice of your intention to propose an item of business at our 2025 Annual Meeting no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting as specified in our amended and restated bylaws. If the 2025 Annual Meeting is not held within 30 days before or after the anniversary of the date of this year’s Annual Meeting, then the item of business must be received by the tenth day following the earlier of the date of mailing of the notice of the meeting or the public disclosure of the date of the meeting. Assuming that our 2025 Annual Meeting is held within 30 days of the anniversary of this Annual Meeting, we must receive notice of your intention to introduce a nomination or other item of business at that meeting by June 27, 2025.

You may contact Alternus’ Chief Financial Officer at the address mentioned above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

The chairperson of the Annual Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

2023 Annual Report:    A copy of our 2023 Annual Report, as filed with the SEC on April 15, 2024, is available to stockholders without charge upon written request directed to our Secretary at 360 Kingsley Park Drive, Suite 250, Fort Mill, South Carolina 29715 or by phone at (803) 280-1468. The Company makes available free of charge on or through its website, https://alternusce.com, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

Other Matters To Be Considered At The Annual Meeting:    The Board is not aware of any other matters that are expected to come before the 2024 Annual Meeting other than those referred to in this proxy statement and as set forth above. The Board has made no recommendation as to how the proxies will vote on such other matters. If any other matter should come before the Annual Meeting, the individuals named on the proxy card intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors

Vincent Browne
Chairman of the Board of Directors

ALTERNUS CLEAN ENERGY, INC. This Proxy is Solicited by the Board of Directors of Alternus Clean Energy, Inc. in Connection with the Annual Meeting of Stockholders to be held on September 26, 2024. The undersigned stockholder of the common stock of Alternus Clean Energy, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated [*], 2024, hereby revokes all previous proxies and hereby appoints each of Vincent Browne and Taliesin Durant proxy and attorney-in-fact, or either of them, as proxies, each with the full power to appoint his substitute, and hereby authorizes them to represent the undersigned at the aforesaid Annual Meeting, and at any adjournment or postponement thereof, and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Alternus Clean Energy, Inc. held of record by the undersigned on August 23, 2024, which the undersigned would be entitled to vote if then and there personally present at the Annual Meeting of Stockholders to be held virtually by internet webcast at 11:00 am, Eastern Time on September 26, 2024 and any adjournment or postponement thereof. This year’s annual meeting will be held only via the internet and will be a virtual meeting. To register to attend the virtual Annual Meeting, please visit https://web.lumiconnect.com/284686573 (alternus2024) before 11:00 am EST on September 26, 2024. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE BOARD OF DIRECTORS’ NOMINEE IN PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, “FOR” PROPOSAL 5, “FOR” PROPOSAL 6, “FOR” PROPOSAL 7 AND “FOR” PROPOSAL 8 AND IN THE DISCRETION OF THE PROXIES ON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR AT ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING THE ELECTION OF ANY SUBSTITUTE NOMINEES FOR DIRECTOR AS THE PROXIES MAY SELECT IN THE EVENT THAT ANY NOMINEES OF THE BOARD OF DIRECTORS BECOME UNABLE OR UNWILLING TO SERVE. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED, SELF ADDRESSED STAMPED ENVELOPE. TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD. (Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF ALTERNUS CLEAN ENERGY INC. September 26, 2024 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card, and Annual Report on Form 10-K are available at http://www.astproxyportal.com/ast/26701 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE BOARD OF DIRECTORS’ NOMINEE IN PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, “FOR” PROPOSAL 5, “FOR” PROPOSAL 6, “FOR” PROPOSAL 7 AND “FOR” PROPOSAL 8 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. Election of Director Nominee NOMINEE: FOR ALL NOMINEE John McQuillan WITHHOLD AUTHORITY FOR ALL NOMINEE To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. (2) To consider and vote on a proposal to approve, for purposes of complying with Listing Rule 5635(d) of The Nasdaq Stock Market LLC, the issuance of a number of shares of our common stock related to the conversion of, and payment of interest shares and redemption shares pursuant to, a convertible note, and the exercise of a warrant, at a price that is less than $0.351 which exceeds 19.99% of the outstanding shares of our common stock as of April 18, 2024; (3) To approve an amendment to our Third Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to increase the total number of authorized shares of common stock from 150,000,000 to 300,000,000; (4) To approve an amendment to our Certificate of Incorporation to remove restrictions on the ability of our stockholders to take action by written consent; (5) To approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio ranging from 1-for-10 and 1-for-50, as determined by our Board of Directors in its sole discretion; (6) to approve an amendment to our 2023 Equity Incentive Plan (the “Plan”) to increase the total number of authorized shares of common stock under the Plan from 8,000,000 to 28,000,000 (7) To approve an amendment to our Certificate of Incorporation, in substantially the form attached to the Proxy Statement as Appendix A, to limit the liability of certain officers as permitted by Delaware Law (the “Officer Exculpation Amendment Proposal”); and (8) To ratify the selection by our Board of Directors of Forvis Mazars, LLP as our independent auditor for the fiscal year ending December 31, 2024. To transact such other business as may properly come before the meeting. Please indicate if you plan to attend this meeting. FOR AGAINST ABSTAIN Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF ALTERNUS CLEAN ENERGY INC. September 26, 2024 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet, please visit https://web.lumiconnect.com/284686573 (alternus2024) and be sure to have your control number available. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy Card, and Annual Report on Form 10-K are available at http://www.astproxyportal.com/ast/26701 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 092624 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE BOARD OF DIRECTORS’ NOMINEE IN PROPOSAL 1, “FOR” PROPOSAL 2, “FOR” PROPOSAL 3, “FOR” PROPOSAL 4, “FOR” PROPOSAL 5, “FOR” PROPOSAL 6, “FOR” PROPOSAL 7 AND “FOR” PROPOSAL 8 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE (1). Election of Director Nominee FOR ALL NOMINEE NOMINEE John McQuillan WITHHOLD AUTHORITY FOR ALL NOMINEE FOR AGAINST ABSTAIN (2) To consider and vote on a proposal to approve, for purposes of complying with Listing Rule 5635(d) of The Nasdaq Stock Market LLC, the issuance of a number of shares of our common stock related to the conversion of, and payment of interest shares and redemption shares pursuant to, a convertible note, and the exercise of a warrant, at a price that is less than $0.351 which exceeds 19.99% of the outstanding shares of our common stock as of April 18, 2024; (3) To approve an amendment to our Third Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to increase the total number of authorized shares of common stock from 150,000,000 to 300,000,000; (4) To approve an amendment to our Certificate of Incorporation to remove restrictions on the ability of our stockholders to take action by written consent; (5) To approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio ranging from 1-for-10 and 1-for-50, as determined by our Board of Directors in its sole discretion; (6) to approve an amendment to our 2023 Equity Incentive Plan (the “Plan”) to increase the total number of authorized shares of common stock under the Plan from 8,000,000 to 28,000,000 (7) To approve an amendment to our Certificate of Incorporation, in substantially the form attached to the Proxy Statement as Appendix A, to limit the liability of certain officers as permitted by Delaware Law (the “Officer Exculpation Amendment Proposal”); and (8) To ratify the selection by our Board of Directors of Forvis Mazars, LLP as our independent auditor for the fiscal year ending December 31, 2024. To transact such other business as may properly come before the meeting. Please indicate if you plan to attend this meeting. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT

CERTIFICATE OF AMENDMENT
TO
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
ALTERNUS CLEAN ENERGY, INC.

Alternus Clean Energy Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the “Corporation”), does hereby certify that:

1. This Certificate of Amendment to Third Amended and Restated Certificate of Incorporation (this “Amendment”) amends certain provisions of the Corporation’s original Certificate of Incorporation filed with the Secretary of State of the State of Delaware on April 6, 2021, as amended by that certain Certificate of Amendment filed on May 14, 2021, and as further amended by that First Amended and Restated Certificate of Amendment filed on November 17, 2021, and  as further amended by the Second Amended and Restated Certificate of Amendment filed on February 23, 2022, and as further amended by that Third Amended and Restated Certificate of Amendment filed on December 22, 2023, (as amended, the “Certificate of Incorporation”).

2. The board of directors of the Corporation, acting in accordance with the provisions of Sections 141(f) and 242 of the General Corporation Law of the State of Delaware (the “DGCL”), has duly adopted resolutions approving the amendment set forth in this Amendment, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders, and directing that such amendment be considered for stockholder approval at the Annual Meeting of Stockholders held on September 26, 2024 (the “Annual Meeting”), which meeting was noticed and has been held in accordance with Section 222 of the DGCL.

3. This Amendment was duly adopted by the affirmative vote of the holders of the majority of the outstanding shares of the Corporation’s common stock entitled to vote, together as a class, thereon at the Corporation’s Annual Meeting, in accordance with the provisions of Section 242 of the DGCL, and Articles of the Certificate of Incorporation.

4. Resolutions were duly adopted by the board of directors of the Corporation, in accordance with the provisions of the Certificate of Incorporation set forth below, providing that, effective as of ____ a.m./p.m.], New York time, on ______, 2024, or as soon as practicable thereafter.

5. The Certificate of Incorporation is hereby amended by deleting the Section 4.1 of Article FOURTH thereof, and replacing in its entirety the following paragraph:

“Section 4.1. Authorized Capital Stock. The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 301,000,000 shares, consisting of (a) 300,000,000 shares of common stock (the “Common Stock”), and (b) 1,000,000 shares of preferred stock (the “Preferred Stock”). The number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares of such class or series then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor, unless a vote of any such holder is required pursuant to this Amended and Restated Certificate of Incorporation or any certificate of designations relating to any series of Preferred Stock.”

6. The Certificate of Incorporation is hereby amended by deleting Section 7.3 of Article SEVENTH thereof, and replacing in its entirety the following paragraph:

“Section 7.3. Action by Written Consent. Except as may be otherwise provided for or fixed pursuant to this Amended and Restated Certificate of Incorporation (including any Preferred Stock Designation) relating to the rights of the holders of any outstanding series of Preferred Stock, subsequent to the consummation of the Offering, any action required or permitted to be taken by the stockholders of the Corporation must be effected by a duly called annual or special meeting of such stockholders and may be effected by written consent of the stockholders.”

A-1

7. The Certificate of Incorporation is hereby amended by deleting Section 8.1 of Article EIGHTH thereof, and replacing in its entirety the following paragraph:

“Section 8.1. Limited Liability of Directors and Officers. To the fullest extent permitted by applicable law, the Company is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Company (and any other persons to which applicable law permits the Company to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise in excess of the indemnification and advancement otherwise permitted by such applicable law. If applicable law is amended after approval by the stockholders of this Article EIGHTH to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer to the Company shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.”

8. Except as set forth in this Amendment, the Certificate of Incorporation remains in full force and effect.

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A-2

APPENDIX B

FORM OF REVERSE SHARE SPLIT

CERTIFICATE OF AMENDMENT
TO
THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
ALTERNUS CLEAN ENERGY, INC.

Alternus Clean Energy, Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the “Corporation”), does hereby certify that:

1. This Certificate of Amendment to Third Amended and Restated Certificate of Incorporation (this “Amendment”) amends certain provisions of the Corporation’s original Certificate of Incorporation filed with the Secretary of State of the State of Delaware on April 6, 2021, as amended by that certain Certificate of Amendment filed on May 14, 2021, and as further amended by that First Amended and Restated Certificate of Amendment filed on November 17, 2021, and as further amended by the Second Amended and Restated Certificate of Amendment filed on February 23, 2022, and as further amended by that Third Amended and Restated Certificate of Amendment filed on December 22, 2023, (as amended, the “Certificate of Incorporation”).

2. The board of directors of the Corporation, acting in accordance with the provisions of Sections 141(f) and 242 of the General Corporation Law of the State of Delaware (the “DGCL”), has duly adopted resolutions approving the amendment set forth in this Amendment, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders, and directing that such amendment be considered for stockholder approval at the Annual Meeting of Stockholders held on September 26, 2024 (the “Annual Meeting”), which meeting was noticed and has been held in accordance with Section 222 of the DGCL.

3. This Amendment was duly adopted by the affirmative vote of the holders of the majority of the outstanding shares of the Corporation’s common stock entitled to vote, together as a class, thereon at the Corporation’s Annual Meeting, in accordance with the provisions of Section 242 of the DGCL, and Articles of the Certificate of Incorporation.

4. Resolutions were duly adopted by the board of directors of the Corporation, in accordance with the provisions of the Certificate of Incorporation set forth below, providing that, effective as of ____ a.m./p.m.], New York time, on ______, 2024, or as soon as practicable thereafter.

5. The Certificate of Incorporation of the Corporation is hereby amended by adding the following paragraph to Article FOURTH thereof, which shall read in its entirety as follows:

“Upon the effectiveness of this Certificate of Amendment (the “Effective Time”), each share of the Common Stock, issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into a fraction of a share of Common Stock at a ratio between 1-for-10 and 1-for-50 with the exact ratio to be determined by the Board in its discretion and publicly announced by the Corporation at least five business days prior to the effectiveness of the Certificate of Amendment; provided, however, that no fractional shares shall be issued to stockholders as a result of the foregoing reclassification and that in lieu thereof, the Corporation shall, after aggregating all fractions of a share to which a holder would otherwise be entitled, round any resulting fractional shares up to the nearest whole share. Any stock certificate that, immediately prior to the Effective Time, represented shares of Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of Common Stock into which shares of Common Stock have been reclassified and converted, but giving effect to the rounding of fractional shares provided for in the immediately preceding sentence.”

8. Except as set forth in this Amendment, the Certificate of Incorporation remains in full force and effect.

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APPENDIX C

FORM OF ALTERNUS CLEAN ENERGY, INC.

AMENDED AND RESTATED 2023 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are:

•        to attract and retain the best available personnel for positions of substantial responsibility,

•        to provide additional incentive to Employees, Directors and Consultants, and

•        to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards.

The Plan will come into existence on the Adoption Date, but no Award may be granted prior to the Effective Date.

2. Definitions. As used herein, the following definitions will apply:

2.1 “Acquiring Entity” means the surviving or acquiring corporation (or its parent company) in connection with a Corporate Transaction.

2.2 “Adoption Date” means the date the Plan is first approved by the Board or Compensation Committee.

2.3 “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 promulgated under the Securities Act. The Board may determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

2.4 “Applicable Laws” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

2.5 “Award” means any right to receive Common Stock, cash or other property granted under the Plan (including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a RSU Award, a SAR, a Performance Award or any Other Award).

2.6 “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award. The Award Agreement generally consists of the Grant Notice and the agreement containing the written summary of the general terms and conditions applicable to the Award and which is provided to a Participant along with the Grant Notice.

2.7 “Board” means the Board of Directors of the Company (or its designee). Any decision or determination made by the Board shall be a decision or determination that is made in the sole discretion of the Board (or its designee), and such decision or determination shall be final and binding on all Participants.

2.8 “Business Combination Agreement” means that certain Business Combination Agreement, dated as of October 12, 2022 (as amended), by and among (i) Clean Earth Acquisitions Corp., a Delaware corporation, (ii) Alternus Energy Group Plc, a public limited company incorporated under the laws of Ireland (iii) Clean Earth Acquisitions Sponsor, LLC, a Delaware limited liability company.

2.9 “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

2.10 “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

2.11 “Cause” has the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) a material breach of any covenant or condition under any material agreement between the Participant and the Company; (ii) any act constituting bad faith, willful misconduct, intentional wrongdoing, gross negligence, recklessness, moral turpitude, dishonesty, fraud, immoral or disreputable conduct; (iii) any conduct which constitutes a felony under applicable law; (iv) material violation of any Company policy (including those pertaining to discrimination or harassment); (v) gross negligence or misconduct; (vi) breach of fiduciary duty to the Company; or (vii) refusal to follow or implement a clear and reasonable directive of Company. For purposes of this definition, the “Company” shall mean and include Subsidiaries and Affiliates. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose, except as expressly specified in the Plan or as otherwise agreed by the parties in a written agreement.

2.12 “Change in Control” or “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events; provided, however, to the extent necessary to avoid adverse personal income tax consequences to the Participant in connection with an Award, also constitutes a Section 409A Change in Control:

(a) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding; provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control shall be deemed to occur;

(b) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(c) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(d) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant shall supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition shall apply.

2.13 “Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation or other formal guidance of general or direct applicability promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.14 “Committee” means the Compensation Committee and any other committee of Directors to whom authority has been delegated by the Board or Compensation Committee in accordance with the Plan.

2.15 “Common Stock” means the common stock of the Company.

2.16 “Company” means Alternus Clean Energy, Inc., a Delaware corporation, or any successor thereto.

2.17 “Compensation Committee” means the Compensation Committee of the Board.

2.18 “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if (A) a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person and (B) such Consultant is providing services directly to the Company or any Subsidiary.

2.19 “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

2.20 “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(a) a sale or other disposition of all or substantially all, as determined by the Board, of the consolidated assets of the Company and its Subsidiaries;

(b) a sale or other disposition of at least 50% of the outstanding securities of the Company;

(c) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(d) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

2.21 “Director” means a member of the Board.

2.22 “determine” or “determined” means as determined by the Board or the Committee (or its designee) in its sole discretion.

2.23 “Disability” means, with respect to a Participant, such Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Section 22(e)(3) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

2.24 “Effective Date” means [•].

2.25 “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

2.26 “Employer” means the Company or the Affiliate of the Company that employs the Participant.

2.27 “Entity” means a corporation, partnership, limited liability company or other entity.

2.28 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

2.29 “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

2.30 “Fair Market Value” means, as of any date, unless otherwise determined by the Board, the value of the Common Stock (as determined on a per share or aggregate basis, as applicable) determined as follows:

(a) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(b) If there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(c) In the absence of such markets for the Common Stock, or if otherwise determined by the Board, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

2.31 “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

2.32 “Grant Notice” means the notice provided to a Participant that he or she has been granted an Award under the Plan and which includes the name of the Participant, the type of Award, the date of grant of the Award, number of shares of Common Stock subject to the Award or potential cash payment right, (if any), the vesting schedule for the Award (if any) and other key terms applicable to the Award.

2.33 “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

2.34 “Materially Impair” means any amendment to the terms of the Award that materially adversely affects the Participant’s rights under the Award. A Participant’s rights under an Award will not be deemed to have been Materially Impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights. For example, the following types of amendments to the terms of an Award do not Materially Impair the Participant’s rights under the Award: (i) imposition of reasonable restrictions on the minimum number of shares subject to an Option that may be exercised; (ii) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iii) to change the terms of an Incentive Stock Option in a manner that disqualifies, impairs or otherwise affects the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (iv) to clarify the manner of exemption from, or to bring the Award into compliance with or qualify it for an exemption from, Section 409A; or (v) to comply with other Applicable Laws.

2.35 “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

2.36 “Non-Exempt Award” means any Award that is subject to, and not exempt from, Section 409A, including as the result of (i) a deferral of the issuance of the shares subject to the Award which is elected by the Participant or imposed by the Company, (ii) the terms of any Non-Exempt Severance Agreement.

2.37 “Non-Exempt Director Award” means a Non-Exempt Award granted to a Participant who was a Director but not an Employee on the applicable grant date.

2.38 “Non-Exempt Severance Arrangement” means a severance arrangement or other agreement between the Participant and the Company that provides for acceleration of vesting of an Award and issuance of the shares in respect of such Award upon the Participant’s termination of employment or separation from service (as such term is defined in Section 409A(a)(2)(A)(i) of the Code (and without regard to any alternative definition thereunder) (“Separation from Service”) and such severance benefit does not satisfy the requirements for an exemption from application of Section 409A provided under Treasury Regulations Section 1.409A-1(b)(4), 1.409A-1(b)(9) or otherwise.

2.39 “Nonstatutory Stock Option” means any option granted pursuant to Section 4 of the Plan that does not qualify as an Incentive Stock Option.

2.40 “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

2.41 “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

2.42 “Option Agreement” means a written agreement between the Company and the Optionholder evidencing the terms and conditions of the Option grant. The Option Agreement includes the Grant Notice for the Option and the agreement containing the written summary of the general terms and conditions applicable to the Option and which is provided to a Participant along with the Grant Notice. Each Option Agreement will be subject to the terms and conditions of the Plan.

2.43 “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

2.44 “Other Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6.3.

2.45 “Other Award Agreement” means a written agreement between the Company and a holder of an Other Award evidencing the terms and conditions of an Other Award grant. Each Other Award Agreement will be subject to the terms and conditions of the Plan.

2.46 “Own,” “Owned,” “Owner,” “Ownership” means that a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

2.47 “Participant” means an Employee, Director or Consultant to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

2.48 “Performance Awards” means an Award that may vest or may be exercised or a cash award that may vest or become earned and paid contingent upon the attainment during a Performance Period of certain Performance Goals and which is granted under the terms and conditions of Section 6.2 pursuant to such terms as are approved by the Board. In addition, to the extent permitted by Applicable Law and set forth in the applicable Award Agreement, the Board may determine that cash or other property may be used in payment of Performance Awards. Performance Awards that are settled in cash or other property are not required to be valued in whole or in part by reference to, or otherwise based on, the Common Stock.

2.49 “Performance Criteria” means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any measure of performance selected by the Board.

2.50 “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expense under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Award Agreement or the written terms of a Performance Cash Award.

2.51 “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to vesting or exercise of an Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

2.52 “Plan” means this Alternus Clean Energy, Inc. 2023 Equity Incentive Plan, as may be amended from time to time.

2.53 “Plan Administrator” means the person, persons, and/or third-party administrator designated by the Company to administer the day to day operations of the Plan and the Company’s other equity incentive programs.

2.54 “Post-Termination Exercise Period” means the period following termination of a Participant’s Continuous Service within which an Option or SAR is exercisable, as specified in Section 5.8.

2.55 “Restricted Stock Award” or “RSA” means an Award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6.1.

2.56 “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. The Restricted Stock Award Agreement includes the Grant Notice for the Restricted Stock Award and the agreement containing the written summary of the general terms and conditions applicable to the Restricted Stock Award and which is provided to a Participant along with the Grant Notice. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

2.57 “RSU Award” or “RSU” means an Award of restricted stock units representing the right to receive an issuance of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6.1.

2.58 “RSU Award Agreement” means a written agreement between the Company and a holder of an RSU Award evidencing the terms and conditions of a RSU Award grant. The RSU Award Agreement includes the Grant Notice for the RSU Award and the agreement containing the written summary of the general terms and conditions applicable to the RSU Award and which is provided to a Participant along with the Grant Notice. Each RSU Award Agreement will be subject to the terms and conditions of the Plan.

2.59 “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

2.60 “Rule 405” means Rule 405 promulgated under the Securities Act.

2.61 “Section 409A” means Code Section 409A and the U.S. Treasury Regulations and guidance thereunder, and any applicable state law equivalent, as each may be promulgated, amended or modified from time to time.

2.62 “Section 409A Change in Control” means a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the Company’s assets, as provided in Section 409A(a)(2)(A)(v) of the Code and Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

2.63 “Securities Act” means the U.S. Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

2.64 “Share Reserve” means the number of shares available for issuance under the Plan as set forth in Section 3.1.

2.65 “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

2.66 “SAR Agreement” means a written agreement between the Company and a holder of a SAR evidencing the terms and conditions of a SAR grant. The SAR Agreement includes the Grant Notice for the SAR and the agreement containing the written summary of the general terms and conditions applicable to the SAR and which is provided to a Participant along with the Grant Notice. Each SAR Agreement will be subject to the terms and conditions of the Plan.

2.67 “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

2.68 “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

2.69 “Trading Policy” means the Company’s policy permitting certain individuals to sell Company shares only during certain “window” periods and/or otherwise restricts the ability of certain individuals to transfer or encumber Company shares, as in effect from time to time.

2.70 “Unvested Non-Exempt Award” means the portion of any Non-Exempt Award that had not vested in accordance with its terms upon or prior to the date of any Corporate Transaction.

2.71 “Vested Non-Exempt Award” means the portion of any Non-Exempt Award that had vested in accordance with its terms upon or prior to the date of a Corporate Transaction.

3. Shares Subject to the Plan.

3.1 Share Reserve. Subject to adjustment in accordance with Section 3.2 and any adjustments as necessary to implement any Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards will not exceed 28,000,000 shares of Common Stock.

3.2 Share Reserve Operation.

3.2.1 Limit Applies to Common Stock Issued Pursuant to Awards. For clarity, the Share Reserve is a limit on the number of shares of Common Stock that may be issued pursuant to Awards and does not limit the granting of Awards, except that the Company will keep available at all times the number of shares of Common Stock required to satisfy its obligations to issue shares pursuant to such Awards. Shares may be issued in connection with a merger or acquisition as permitted by, as applicable, Nasdaq Listing Rule 5635(c), NYSE Listed Company Manual Section 303A.08, NYSE American Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

3.2.2 Actions that Do Not Constitute Issuance of Common Stock and Do Not Reduce Share Reserve. The following actions do not result in an issuance of shares under the Plan and accordingly do not reduce the number of shares subject to the Share Reserve and available for issuance under the Plan: (1) the expiration or termination of any portion of an Award without the shares covered by such portion of the Award having been issued; (2) the settlement of any portion of an Award in cash (i.e., the Participant receives cash rather than Common Stock); (3) the withholding of shares that would otherwise be issued by the Company to satisfy the exercise, strike or purchase price of an Award; or (4) the withholding of shares that would otherwise be issued by the Company to satisfy a tax withholding obligation in connection with an Award.

3.2.3 Reversion of Previously Issued Shares of Common Stock to Share Reserve. The following shares of Common Stock underlying a previously granted Award and accordingly initially deducted from the Share Reserve will be added back to the Share Reserve and again become available for issuance under the Plan: (1) any shares that are forfeited back to or repurchased by the Company because of a failure to meet a contingency or condition required for the vesting of an Award; (2) any shares that are reacquired by the Company to satisfy the exercise, strike or purchase price of an Award; and (3) any shares that are reacquired by the Company to satisfy a tax withholding obligation in connection with an Award.

4. Eligibility and Limitations.

4.1 Eligible Award Recipients. Subject to the terms of the Plan, Employees, Directors and Consultants are eligible to receive Awards.

4.2 Specific Award Limitations.

4.2.1 Limitations on Incentive Stock Option Recipients. Incentive Stock Options may be granted only to Employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and (f) of the Code).

4.2.2 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

4.2.3 Limitations on Incentive Stock Options Granted to Ten Percent Stockholders. A Ten Percent Stockholder may not be granted an Incentive Stock Option unless (i) the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant of such Option and (ii) the Option is not exercisable after the expiration of five years from the date of grant of such Option.

4.2.4 Limitations on Nonstatutory Stock Options and SARs. Nonstatutory Stock Options and SARs may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company (as such term is defined in Rule 405) unless the stock underlying such Awards is treated as “service recipient stock” under Section 409A because the Awards are granted pursuant to a corporate transaction (such as a spin off transaction) or unless such Awards otherwise comply with the distribution requirements of Section 409A.

4.3 Aggregate Incentive Stock Option Limit. The aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options is the number of shares specified in Section 3.1.

4.4 Non-Employee Director Compensation Limit. The aggregate value of all compensation granted or paid, as applicable, to any individual for service as a Non-Employee Director with respect to any calendar year, including Awards granted and cash fees paid by the Company to such Non-Employee Director, will not exceed (i) $750,000 in total value or (ii) in the event such Non-Employee Director is first appointed or elected to the Board during such calendar year, $1,200,000 in total value, in each case calculating the value of any equity awards based on the grant date fair value of such equity awards for financial reporting purposes. The limitations in this Section 4.4 shall apply commencing with the first calendar year that begins following the Effective Date.

5. Options and Stock Appreciation Rights.

Each Option and SAR will have such terms and conditions as determined by the Board. Each Option will be designated in writing as an Incentive Stock Option or Nonstatutory Stock Option at the time of grant; provided, however, that if an Option is not so designated, then such Option will be a Nonstatutory Stock Option, and the shares purchased upon exercise of each type of Option will be separately accounted for. Each SAR will be denominated in shares of Common Stock equivalents. The terms and conditions of separate Options and SARs need not be identical; provided, however, that each Option Agreement and SAR Agreement will conform (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

5.1 Term. Subject to Section 4.2 regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of grant of such Award or such shorter period specified in the Award Agreement.

5.2 Exercise or Strike Price. Subject to Section 4.2 regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will not be less than 100% of the Fair Market Value on the date of grant of such Award. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value on the date of grant of such Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Sections 409A and, if applicable, 424(a) of the Code.

5.3 Exercise Procedure and Payment of Exercise Price for Options. In order to exercise an Option, the Participant must provide notice of exercise to the Plan Administrator in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board has the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

5.3.1 by cash or check, bank draft or money order (or an electronic equivalent thereof) payable to the Company;

5.3.2 pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the exercise price to the Company from the sales proceeds;

5.3.3 by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) at the time of exercise the Common Stock is publicly traded, (2) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (3) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (4) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (5) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

5.3.4 if the Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) such shares used to pay the exercise price will not be exercisable thereafter and (2) any remaining balance of the exercise price not satisfied by such net exercise is paid by the Participant in cash or other permitted form of payment; or

5.3.5 in any other form of consideration that may be acceptable to the Board and permissible under Applicable Law.

5.4 Exercise Procedure and Payment of Appreciation Distribution for SARs. In order to exercise any SAR, the Participant must provide notice of exercise to the Plan Administrator in accordance with the SAR Agreement. The appreciation distribution payable to a Participant upon the exercise of a SAR will not be greater than an amount equal to the excess of (i) the aggregate Fair Market Value on the date of exercise of a number of shares of Common Stock equal to the number of Common Stock equivalents that are vested and being exercised under such SAR, over (ii) the aggregate strike price of such SAR. Such appreciation distribution may be paid to the Participant in the form of Common Stock or cash (or any combination of Common Stock and cash) or in any other form of payment, as determined by the Board and specified in the SAR Agreement.

5.5 Transferability. Options and SARs may not be transferred to third party financial institutions for value. The Board may impose such additional limitations on the transferability of an Option or SAR as it determines. In the absence of any such determination by the Board, the following restrictions on the transferability of Options and

SARs will apply, provided that except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration and provided, further, that if an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer:

5.5.1 Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution, and will be exercisable during the lifetime of the Participant only by the Participant; provided, however, that the Board may permit transfer of an Option or SAR in a manner that is not prohibited by applicable tax and securities laws upon the Participant’s request, including to a trust if the Participant is considered to be the sole beneficial owner of such trust (as determined under Section 671 of the Code and applicable state law) while such Option or SAR is held in such trust, provided that the Participant and the trustee enter into a transfer and other agreements required by the Company.

5.5.2 Domestic Relations Orders. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to a domestic relations order.

5.6 Vesting. The Board may impose such restrictions on or conditions to the vesting and/or exercisability of an Option or SAR as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Options and SARs will cease upon termination of the Participant’s Continuous Service.

5.7 Termination of Continuous Service for Cause. Except as explicitly otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Options and SARs, whether vested or unvested, will terminate and be forfeited immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising any portion (including any vested portion) of such Awards on and after the date of such termination of Continuous Service and the Participant will have no further right, title or interest in such forfeited Award, the shares of Common Stock subject to the forfeited Award, or any consideration in respect of the forfeited Award.

5.8 Post-Termination Exercise Period Following Termination of Continuous Service for Reasons Other than Cause. Subject to Section 5.9, if a Participant’s Continuous Service terminates for any reason other than for Cause, the Participant may exercise his or her Option or SAR to the extent vested and exercisable, but only within the following period of time or, if applicable, such other period of time provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate; provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 5.1):

5.8.1 three months following the date of such termination if such termination is a termination without Cause (other than any termination due to the Participant’s Disability or death);

5.8.2 12 months following the date of such termination if such termination is due to the Participant’s Disability;

5.8.3 18 months following the date of such termination if such termination is due to the Participant’s death; or

5.8.4 18 months following the date of the Participant’s death if such death occurs following the date of such termination but during the period such Award is otherwise exercisable (as provided in 5.8.1 or 5.8.2 above).

Following the date of such termination, to the extent the Participant does not exercise such Award within the applicable Post-Termination Exercise Period (or, if earlier, prior to the expiration of the maximum term of such Award), such unexercised portion of the Award will terminate, and the Participant will have no further right, title or interest in the terminated Award, the shares of Common Stock subject to the terminated Award, or any consideration in respect of the terminated Award.

5.9 Restrictions on Exercise; Extension of Exercisability. A Participant may not exercise an Option or SAR at any time that the issuance of shares of Common Stock upon such exercise would violate Applicable Law. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason other than for Cause and, at any time during the last thirty days of the applicable Post-Termination Exercise Period: (i) the exercise of the Participant’s Option or SAR would be prohibited solely because the issuance of shares of Common Stock upon such exercise would violate Applicable Law, or (ii) the immediate sale of any shares of Common Stock issued upon such exercise would violate the Company’s Trading Policy, then the applicable Post-Termination Exercise Period will be extended to the last day of the calendar month that commences following the date the Award would otherwise expire, with an additional extension of the exercise period to the last day of the next calendar month to apply if any of the foregoing restrictions apply at any time during such extended exercise period, generally without limitation as to the maximum permitted number of extensions); provided, however, that in no event may such Award be exercised after the expiration of its maximum term (as set forth in Section 5.1).

5.10 Non-Exempt Employees. No Option or SAR, whether or not vested, granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, will be first exercisable for any shares of Common Stock until at least six months following the date of grant of such Award. Notwithstanding the foregoing, in accordance with the provisions of the Worker Economic Opportunity Act, any vested portion of such Award may be exercised earlier than six months following the date of grant of such Award in the event of (i) such Participant’s death or Disability, (ii) a Corporate Transaction in which such Award is not assumed, continued or substituted, (iii) a Change in Control, or (iv) such Participant’s retirement (as such term may be defined in the Award Agreement or another applicable agreement or, in the absence of any such definition, in accordance with the Company’s then current employment policies and guidelines). This Section 5.10 is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay.

5.11 Whole Shares. Options and SARs may be exercised only with respect to whole shares of Common Stock or their equivalents.

6. Awards Other Than Options and Stock Appreciation Rights.

6.1 Restricted Stock Awards and RSU Awards. Each Restricted Stock Award and RSU Award will have such terms and conditions as determined by the Board; provided, however, that each Restricted Stock Award Agreement and RSU Award Agreement will conform (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) to the substance of each of the following provisions:

6.1.1 Form of Award.

(a) RSAs: To the extent consistent with the Company’s Bylaws, at the Board’s election, shares of Common Stock subject to a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until such shares become vested or any other restrictions lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. Unless otherwise determined by the Board, a Participant will have voting and other rights as a stockholder of the Company (including with respect to dividends as set forth in Section 6.1.5 below) with respect to any shares subject to a Restricted Stock Award.

(b) RSUs: A RSU Award represents a Participant’s right to be issued on a future date the number of shares of Common Stock that is equal to the number of restricted stock units subject to the RSU Award. As a holder of a RSU Award, a Participant is an unsecured creditor of the Company with respect to the Company’s unfunded obligation, if any, to issue shares of Common Stock in settlement of such Award and nothing contained in the Plan or any RSU Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between a Participant and the Company or an Affiliate or any other person. A Participant will not have voting or any other rights as a stockholder of the Company with respect to any RSU Award unless and until shares are actually issued in settlement of a vested RSU Award (including with respect to dividend equivalents as set forth in Section 6.1.4 below).

6.1.2 Consideration.

(a) RSA: A Restricted Stock Award may be granted in consideration for (A) cash or check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of consideration (including future services) as the Board may determine and permissible under Applicable Law.

(b) RSU: Unless otherwise determined by the Board at the time of grant, a RSU Award will be granted in consideration for the Participant’s services to the Company or an Affiliate, such that the Participant will not be required to make any payment to the Company (other than such services) with respect to the grant or vesting of the RSU Award, or the issuance of any shares of Common Stock pursuant to the RSU Award. If, at the time of grant, the Board determines that any consideration must be paid by the Participant (in a form other than the Participant’s services to the Company or an Affiliate) upon the issuance of any shares of Common Stock in settlement of the RSU Award, such consideration may be paid in any form of consideration as the Board may determine and permissible under Applicable Law.

6.1.3 Vesting. The Board may impose such restrictions on or conditions to the vesting of a Restricted Stock Award or RSU Award as determined by the Board. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, vesting of Restricted Stock Awards and RSU Awards will cease upon termination of the Participant’s Continuous Service.

6.1.4 Termination of Continuous Service. Except as otherwise provided in the Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates for any reason, (i) the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant under his or her Restricted Stock Award that have not vested as of the date of such termination as set forth in the Restricted Stock Award Agreement and (ii) any portion of his or her RSU Award that has not vested will be forfeited upon such termination and the Participant will have no further right, title or interest in the RSU Award, the shares of Common Stock issuable pursuant to the RSU Award, or any consideration in respect of the RSU Award.

6.1.5 Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to a Restricted Stock Award or RSU Award, as determined by the Board and specified in the Award Agreement).

6.1.6 Settlement of RSU Awards. A RSU Award may be settled by the issuance of shares of Common Stock or cash (or any combination thereof) or in any other form of payment, as determined by the Board and specified in the RSU Award Agreement. At the time of grant, the Board may determine to impose such restrictions or conditions that delay such delivery to a date following the vesting of the RSU Award.

6.2 Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.

6.3 Performance Awards. With respect to any Performance Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, the other terms and conditions of such Award, and the measure of whether and to what degree such Performance Goals have been attained will be determined by the Board.

6.4 Other Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value at the time of grant) or that may be convertible or exchangeable for Common Stock may be granted either alone or in addition to Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan and Applicable Law, the Board will have sole and complete discretion to determine the persons to whom and the time or times at which such Other Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Awards and all other terms and conditions of such Other Awards.

7. Adjustments Upon Changes In Common Stock; Other Corporate Events.

7.1 Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust, for the purpose of preventing dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan: (i) the class(es) and maximum number of shares of Common Stock subject to the Plan and the maximum number of shares by which the Share Reserve may annually increase pursuant to Section 3.1; (ii) the class(es) and maximum number of shares that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3.1; and (iii) the class(es) and number of securities and exercise price, strike price or purchase price of Common Stock subject to outstanding Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. Notwithstanding the foregoing, no fractional shares or rights for fractional shares of Common Stock shall be created in order to implement any Capitalization Adjustment. The Board shall determine an appropriate equivalent benefit, if any, for any fractional shares or rights to fractional shares that might be created by the adjustments referred to in the preceding provisions of this Section.

7.2 Dissolution or Liquidation. Except as otherwise provided in the Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service; provided, however, that the Board may determine to cause some or all Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

7.3 Corporate Transaction. The following provisions will apply to Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of an Award.

7.3.1 Awards May Be Assumed. In the event of a Corporate Transaction, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all Awards outstanding under the Plan or may substitute similar awards for Awards outstanding under the Plan (including but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to Awards may be assigned by the Company to the successor of the Company (or the successor’s parent company, if any), in connection with such Corporate Transaction. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an Award or substitute a similar award for only a portion of an Award, or may choose to assume or continue the Awards held by some, but not all Participants. The terms of any assumption, continuation or substitution will be set by the Board.

7.3.2 Awards Held by Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Corporate Transaction (referred to as the “Current Participants”), the vesting of such Awards (and, with respect to Options and Stock Appreciation Rights, the time when such Awards may be exercised) will be accelerated in full to a date prior to the effective time of such Corporate Transaction (contingent upon the effectiveness of the Corporate Transaction) as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective time of the Corporate Transaction), and such Awards will terminate if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the effectiveness of the Corporate Transaction). With respect to the vesting of Performance Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection 7.3.2 and that have multiple vesting levels depending on the level of performance, unless otherwise provided in the Award Agreement or unless otherwise provided by the Board, the vesting of such Performance Awards will accelerate at 100% of the target level upon the occurrence of the Corporate Transaction. With respect to the vesting of Awards that will accelerate upon the occurrence of a Corporate Transaction pursuant to this subsection 7.3.2 and are settled in the form of a cash payment, such cash payment will be made no later than 30 days following the occurrence of the Corporate Transaction.

7.3.3 Awards Held by Persons other than Current Participants. In the event of a Corporate Transaction in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding Awards or substitute similar awards for such outstanding Awards, then with respect to Awards that have not been assumed, continued or substituted and that are held by persons other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the occurrence of the Corporate Transaction; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Corporate Transaction.

7.3.4 Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event an Award will terminate if not exercised prior to the effective time of a Corporate Transaction, the Board may provide, in its sole discretion, that the holder of such Award may not exercise such Award but will receive a payment, in such form as may be determined by the Board, equal in value, at the effective time, to the excess, if any, of (1) the value of the property the Participant would have received upon the exercise of the Award (including, at the discretion of the Board, any unvested portion of such Award), over (2) any exercise price payable by such holder in connection with such exercise.

7.4 Appointment of Stockholder Representative. As a condition to the receipt of an Award under this Plan, a Participant will be deemed to have agreed that the Award will be subject to the terms of any agreement governing a Corporate Transaction involving the Company, including, without limitation, a provision for the appointment of a stockholder representative that is authorized to act on the Participant’s behalf with respect to any escrow, indemnities and any contingent consideration.

7.5 No Restriction on Right to Undertake Transactions. The grant of any Award under the Plan and the issuance of shares pursuant to any Award does not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, rights or options to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

8. Administration.

8.1 Administration by Board. The Board will administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in subsection 8.3 below.

8.2 Powers of Board. The Board (or its delegated Committee(s)) will have the power, subject to, and within the limitations of, the express provisions of the Plan:

8.2.1 To determine from time to time (1) which of the persons eligible under the Plan will be granted Awards; (2) when and how each Award will be granted; (3) what type or combination of types of Award will be granted; (4) the provisions of each Award granted (which need not be identical), including the time or times when a person will be permitted to receive an issuance of Common Stock or other payment pursuant to an Award; (5) the number of shares of Common Stock or cash equivalent with respect to which an Award will be granted to each such person; (6) the Fair Market Value applicable to an Award; and (7) the terms of any Performance Award that is not valued in whole or in part by reference to, or otherwise based on, the Common Stock, including the amount of cash payment or other property that may be earned and the timing of payment.

8.2.2 To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board (or its delegated Committee(s)), in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it deems necessary or expedient to make the Plan or Award fully effective.

8.2.3 To settle all controversies regarding the Plan and Awards granted under it.

8.2.4 To accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest, notwithstanding the provisions in the Award Agreement stating the time at which it may first be exercised or the time during which it will vest.

8.2.5 To prohibit the exercise of any Option, SAR or other exercisable Award during a period of up to 30 days prior to the consummation of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Corporate Transaction, for reasons of administrative convenience.

8.2.6 To suspend or terminate the Plan at any time. Suspension or termination of the Plan will not Materially Impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant.

8.2.7 To amend the Plan in any respect the Board deems necessary or advisable; provided, however, that stockholder approval will be required for any amendment to the extent required by Applicable Law. Except as provided above, rights under any Award granted before amendment of the Plan will not be Materially Impaired by any amendment of the Plan unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

8.2.8 To submit any amendment to the Plan for stockholder approval.

8.2.9 To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided however, that, a Participant’s rights under any Award will not be Materially Impaired by any such amendment unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

8.2.10 Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

8.2.11 To adopt such procedures and sub-plans as are necessary or appropriate to permit and facilitate participation in the Plan by, or take advantage of specific tax treatment for Awards granted to, Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement to ensure or facilitate compliance with the laws of the relevant foreign jurisdiction).

8.2.12 To effect, at any time and from time to time, subject to the consent of any Participant whose Award is Materially Impaired by such action, (1) the reduction of the exercise price (or strike price) of any outstanding Option or SAR; (2) the cancellation of any outstanding Option or SAR and the grant in substitution therefor of (A) a new Option, SAR, Restricted Stock Award, RSU Award or Other Award, under the Plan or another equity plan of the Company, covering the same or a different number of shares of Common Stock, (B) cash and/or (C) other valuable consideration (as determined by the Board); or (3) any other action that is treated as a repricing under generally accepted accounting principles.

8.3 Delegation to Committee.

8.3.1 General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to another Committee or a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Each Committee may retain the authority to concurrently administer the Plan with Committee or subcommittee to which it has delegated its authority hereunder and may, at any time, revest in such Committee some or all of the powers previously delegated. The Board may retain the authority to concurrently administer the Plan with any Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

8.3.2 Rule 16b-3 Compliance. To the extent an Award is intended to qualify for the exemption from Section 16(b) of the Exchange Act that is available under Rule 16b-3 of the Exchange Act, the Award will be granted by the Board or a Committee that consists solely of two or more Non-Employee Directors, as determined under Rule 16b-3(b)(3) of the Exchange Act and thereafter any action establishing or modifying the terms of the Award will be approved by the Board or a Committee meeting such requirements to the extent necessary for such exemption to remain available.

8.4 Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board or any Committee in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

8.5 Delegation to an Officer. The Board or any Committee may delegate to one or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by Applicable Law, other types of Awards) and, to the extent permitted by Applicable Law, the terms thereof, and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the resolutions or charter adopted by the Board or any Committee evidencing such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, unless otherwise provided in the resolutions approving the delegation authority. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) the authority to determine the Fair Market Value.

9. Tax Withholding.

9.1 Withholding Authorization. As a condition to acceptance of any Award under the Plan, a Participant authorizes withholding from payroll and any other amounts payable to such Participant, and otherwise agrees to make adequate provision for (including), any sums required to satisfy any U.S. federal, state, local and/or foreign tax or social insurance contribution withholding obligations of the Company or an Affiliate, if any, which arise in connection with the exercise, vesting or settlement of such Award, as applicable. Accordingly, a Participant may not be able to exercise an Award even though the Award is vested, and the Company shall have no obligation to issue shares of Common Stock subject to an Award, unless and until such obligations are satisfied.

9.2 Satisfaction of Withholding Obligation. To the extent permitted by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local and/or foreign tax or social insurance withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by allowing a Participant to effectuate a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; or (vi) by such other method as may be set forth in the Award Agreement.

9.3 No Obligation to Notify or Minimize Taxes; No Liability to Claims. Except as required by Applicable Law the Company has no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Award. Furthermore, the Company has no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award and will not be liable to any holder of an Award for any adverse tax consequences to such holder in connection with an Award. As a condition to accepting an Award under the Plan, each Participant (i) agrees to not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates related to tax liabilities arising from such Award or other Company compensation and (ii) acknowledges that such Participant was advised to consult with his or her own personal tax, financial and other legal advisors regarding the tax consequences of the Award and has either done so or knowingly and voluntarily declined to do so. Additionally, each Participant acknowledges any Option or SAR granted under the Plan is exempt from Section 409A only if the exercise or strike price is at least equal to the “fair market value” of the Common Stock on the date of grant as determined by the Internal Revenue Service and there is no other impermissible deferral of compensation associated with the Award. Additionally, as a condition to accepting an Option or SAR granted under the Plan, each Participant agrees not make any claim against the Company, or any of its Officers, Directors, Employees or Affiliates in the event that the Internal Revenue Service asserts that such exercise price or strike price is less than the “fair market value” of the Common Stock on the date of grant as subsequently determined by the Internal Revenue Service.

9.4 Withholding Indemnification. As a condition to accepting an Award under the Plan, in the event that the amount of the Company’s and/or its Affiliate’s withholding obligation in connection with such Award was greater than the amount actually withheld by the Company and/or its Affiliates, each Participant agrees to indemnify and hold the Company and/or its Affiliates harmless from any failure by the Company and/or its Affiliates to withhold the proper amount.

10. Miscellaneous.

10.1 Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

10.2 Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

10.3 Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action approving the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

10.4 Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until (i) such Participant has satisfied all requirements for exercise of the Award pursuant to its terms, if applicable, and (ii) the issuance of the Common Stock subject to such Award is reflected in the records of the Company.

10.5 No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or affect the right of the Company or an Affiliate to terminate at will and without regard to any future vesting opportunity that a Participant may have with respect to any Award (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is incorporated, as the case may be. Further, nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award will constitute any promise or commitment by the Company or an Affiliate regarding the fact or nature of future positions, future work assignments, future compensation or any other term or condition of employment or service or confer any right or benefit under the Award or the Plan unless such right or benefit has specifically accrued under the terms of the Award Agreement and/or Plan.

10.6 Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board may determine, to the extent permitted by Applicable Law, to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

10.7 Execution of Additional Documents. As a condition to accepting an Award under the Plan, the Participant agrees to execute any additional documents or instruments necessary or desirable, as determined in the Plan Administrator’s sole discretion, to carry out the purposes or intent of the Award, or facilitate compliance with securities and/or other regulatory requirements, in each case at the Plan Administrator’s request.

10.8 Electronic Delivery and Participation. Any reference herein or in an Award Agreement to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access). By accepting any Award the Participant consents to receive documents by electronic delivery and to participate in the Plan through any on-line electronic system established and maintained by the Plan Administrator or another third party selected by the Plan Administrator. The form of delivery of any Common Stock (e.g., a stock certificate or electronic entry evidencing such shares) shall be determined by the Company.

10.9 Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Law and any clawback policy that the Company otherwise adopts, to the extent applicable and permissible under Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a Participant’s right to voluntarily terminate employment upon a “resignation for good reason,” or for a “constructive termination” or any similar term under any plan of or agreement with the Company.

10.10 Securities Law Compliance. A Participant will not be issued any shares in respect of an Award unless either (i) the shares are registered under the Securities Act; or (ii) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. Each Award also must comply with other Applicable Law governing the Award, and a Participant will not receive such shares if the Company determines that such receipt would not be in material compliance with Applicable Law.

10.11 Transfer or Assignment of Awards; Issued Shares. Except as expressly provided in the Plan or the form of Award Agreement, Awards granted under the Plan may not be transferred or assigned by the Participant. After the vested shares subject to an Award have been issued, or in the case of Restricted Stock and similar awards, after the issued shares have vested, the holder of such shares is free to assign, hypothecate, donate, encumber or otherwise dispose of any interest in such shares provided that any such actions are in compliance with the provisions herein, the terms of the Trading Policy and Applicable Law.

10.12 Effect on Other Employee Benefit Plans. The value of any Award granted under the Plan, as determined upon grant, vesting or settlement, shall not be included as compensation, earnings, salaries, or other similar terms used when calculating any Participant’s benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

10.13 Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may also establish programs and procedures for deferral elections to be made by Participants. Deferrals will be made in accordance with the requirements of Section 409A.

10.14 Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with the requirements of Section 409A. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule. If an Award includes a “series of installment payments” (within the meaning of Treasury Regulations Section 1.409A-2(b)(2)(iii)), a Participant’s right to such series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment, and if an Award includes “dividend equivalents” (within the meaning of Treasury Regulations Section 1.409A-3(e)), a Participant’s right to such dividend equivalents shall be treated separately from the right to other amounts under the Award.

10.15 Choice of Law. This Plan and any controversy arising out of or relating to this Plan shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without regard to conflict of law principles that would result in any application of any law other than the law of the State of Delaware.

11. Covenants of the Company.

11.1 Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as may be deemed to be necessary, having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Awards unless and until such authority is obtained. A Participant is not eligible for the grant of an Award or the subsequent issuance of Common Stock pursuant to the Award if such grant or issuance would be in violation of any Applicable Law.

12. Additional Rules For Awards Subject To Section 409A.

12.1 Application. Unless the provisions of this Section of the Plan are expressly superseded by the provisions in the form of Award Agreement, the provisions of this Section shall apply and shall supersede anything to the contrary set forth in the Award Agreement for a Non-Exempt Award.

12.2 Non-Exempt Awards Subject to Non-Exempt Severance Arrangements. To the extent a Non-Exempt Award is subject to Section 409A due to application of a Non-Exempt Severance Arrangement, the following provisions of this subsection 12.2 apply.

12.2.1 If the Non-Exempt Award vests in the ordinary course during the Participant’s Continuous Service in accordance with the vesting schedule set forth in the Award Agreement, and does not accelerate vesting under the terms of a Non-Exempt Severance Arrangement, in no event will the shares be issued in respect of such Non-Exempt Award any later than the later of: (i) December 31st of the calendar year that includes the applicable vesting date, or (ii) the 60th day that follows the applicable vesting date.

12.2.2 If vesting of the Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with the Participant’s Separation from Service, and such vesting acceleration provisions were in effect as of the date of grant of the Non-Exempt Award and, therefore, are part of the terms of such Non-Exempt Award as of the date of grant, then the shares will be earlier issued in settlement of such Non-Exempt Award upon the Participant’s Separation from Service in accordance with the terms of the Non-Exempt Severance Arrangement, but in no event later than the 60th day that follows the date of the Participant’s Separation from Service. However, if at the time the shares would otherwise be issued the Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of such Participant’s Separation from Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

12.2.3 If vesting of a Non-Exempt Award accelerates under the terms of a Non-Exempt Severance Arrangement in connection with a Participant’s Separation from Service, and such vesting acceleration provisions were not in effect as of the date of grant of the Non-Exempt Award and, therefore, are not a part of the terms of such Non-Exempt Award on the date of grant, then such acceleration of vesting of the Non-Exempt Award shall not accelerate the issuance date of the shares, but the shares shall instead be issued on the same schedule as set forth in the Grant Notice as if they had vested in the ordinary course during the Participant’s Continuous Service, notwithstanding the vesting acceleration of the Non-Exempt Award. Such issuance schedule is intended to satisfy the requirements of payment on a specified date or pursuant to a fixed schedule, as provided under Treasury Regulations Section 1.409A-3(a)(4).

12.3 Treatment of Non-Exempt Awards Upon a Corporate Transaction for Employees and Consultants. The provisions of this subsection 12.3 shall apply and shall supersede anything to the contrary set forth in the Plan with respect to the permitted treatment of any Non-Exempt Award in connection with a Corporate Transaction if the Participant was either an Employee or Consultant upon the applicable date of grant of the Non-Exempt Award.

12.3.1 Vested Non-Exempt Awards. The following provisions shall apply to any Vested Non-Exempt Award in connection with a Corporate Transaction:

(a) If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Vested Non-Exempt Award. Upon the Section 409A Change in Control the settlement of the Vested Non-Exempt Award will automatically be accelerated, and the shares will be immediately issued in respect of the Vested Non-Exempt Award. Alternatively, the Company may instead provide that the Participant will receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control.

(b) If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute each Vested Non-Exempt Award. The shares to be issued in respect of the Vested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of the Fair Market Value of the shares made on the date of the Corporate Transaction.

12.3.2 Unvested Non-Exempt Awards. The following provisions shall apply to any Unvested Non-Exempt Award unless otherwise determined by the Board pursuant to subsection 12.5 of this Section.

(a) In the event of a Corporate Transaction, the Acquiring Entity shall assume, continue or substitute any Unvested Non-Exempt Award. Unless otherwise determined by the Board, any Unvested Non-Exempt Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of any Unvested Non-Exempt Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value of the shares made on the date of the Corporate Transaction.

(b) If the Acquiring Entity will not assume, substitute or continue any Unvested Non-Exempt Award in connection with a Corporate Transaction, then such Award shall automatically terminate and be forfeited upon the Corporate Transaction with no consideration payable to any Participant in respect of such forfeited Unvested Non-Exempt Award. Notwithstanding the foregoing, to the extent permitted and in compliance with the requirements of Section 409A, the Board may in its discretion determine to elect to accelerate the vesting and settlement of the Unvested Non-Exempt Award upon the Corporate Transaction, or instead substitute a cash payment equal to the Fair Market Value of such shares that would otherwise be issued to the Participant, as further provided in subsection 12.5.2 below. In the absence of such discretionary election by the Board, any Unvested Non-Exempt Award shall be forfeited without payment of any consideration to the affected Participants if the Acquiring Entity will not assume, substitute or continue the Unvested Non-Exempt Awards in connection with the Corporate Transaction.

(c) The foregoing treatment shall apply with respect to all Unvested Non-Exempt Awards upon any Corporate Transaction, and regardless of whether or not such Corporate Transaction is also a Section 409A Change in Control.

12.4 Treatment of Non-Exempt Awards Upon a Corporate Transaction for Non-Employee Directors. The following provisions of this subsection 12.4 shall apply and shall supersede anything to the contrary that may be set forth in the Plan with respect to the permitted treatment of a Non-Exempt Director Award in connection with a Corporate Transaction.

12.4.1 If the Corporate Transaction is also a Section 409A Change in Control then the Acquiring Entity may not assume, continue or substitute the Non-Exempt Director Award. Upon the Section 409A Change in Control the vesting and settlement of any Non-Exempt Director Award will automatically be accelerated, and the shares will be immediately issued to the Participant in respect of the Non-Exempt Director Award. Alternatively, the Company may provide that the Participant will instead receive a cash settlement equal to the Fair Market Value of the shares that would otherwise be issued to the Participant upon the Section 409A Change in Control pursuant to the preceding provision.

12.4.2 If the Corporate Transaction is not also a Section 409A Change in Control, then the Acquiring Entity must either assume, continue or substitute the Non-Exempt Director Award. Unless otherwise determined by the Board, the Non-Exempt Director Award will remain subject to the same vesting and forfeiture restrictions that were applicable to the Award prior to the Corporate Transaction. The shares to be issued in respect of the Non-Exempt Director Award shall be issued to the Participant by the Acquiring Entity on the same schedule that the shares would have been issued to the Participant if the Corporate Transaction had not occurred. In the Acquiring Entity’s discretion, in lieu of an issuance of shares, the Acquiring Entity may instead substitute a cash payment on each applicable issuance date, equal to the Fair Market Value of the shares that would otherwise be issued to the Participant on such issuance dates, with the determination of Fair Market Value made on the date of the Corporate Transaction.

12.5 If the RSU Award is a Non-Exempt Award, then the provisions in this Section 12.5 shall apply and supersede anything to the contrary that may be set forth in the Plan or the Award Agreement with respect to the permitted treatment of such Non-Exempt Award:

12.5.1 Any exercise by the Board of discretion to accelerate the vesting of a Non-Exempt Award shall not result in any acceleration of the scheduled issuance dates for the shares in respect of the Non-Exempt Award unless earlier issuance of the shares upon the applicable vesting dates would be in compliance with the requirements of Section 409A.

12.5.2 The Company explicitly reserves the right to earlier settle any Non-Exempt Award to the extent permitted and in compliance with the requirements of Section 409A, including pursuant to any of the exemptions available in Treasury Regulations Section 1.409A-3(j)(4)(ix).

12.5.3 To the extent the terms of any Non-Exempt Award provide that it will be settled upon a Change in Control or Corporate Transaction, to the extent it is required for compliance with the requirements of Section 409A, the Change in Control or Corporate Transaction event triggering settlement must also constitute a Section 409A Change in Control. To the extent the terms of a Non-Exempt Award provides that it will be settled upon a termination of employment or termination of Continuous Service, to the extent it is required for compliance with the requirements of Section 409A, the termination event triggering settlement must also constitute a Separation From Service. However, if at the time the shares would otherwise be issued to a Participant in connection with a “separation from service” such Participant is subject to the distribution limitations contained in Section 409A applicable to “specified employees,” as defined in Section 409A(a)(2)(B)(i) of the Code, such shares shall not be issued before the date that is six months following the date of the Participant’s Separation From Service, or, if earlier, the date of the Participant’s death that occurs within such six month period.

12.5.4 The provisions in this subsection 12.5 for delivery of the shares in respect of the settlement of a RSU Award that is a Non-Exempt Award are intended to comply with the requirements of Section 409A so that the delivery of the shares to the Participant in respect of such Non-Exempt Award will not trigger the additional tax imposed under Section 409A, and any ambiguities herein will be so interpreted.

13. Severability.

If all or any part of the Plan or any Award Agreement is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan or such Award Agreement not declared to be unlawful or invalid. Any Section of the Plan or any Award Agreement (or part of such a Section) so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

14. Termination of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of: (i) the Adoption Date, or (ii) the date the Plan is approved by the Company’s stockholders. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

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